EXHIBIT 99.2

SUPPLEMENTAL OPERATING AND FINANCIAL DATA For the Quarter Ended September 30, 2015

INDEX

Page
Investor Information	2
2015 Business Developments	3 - 5
Common Shares Data	6
Financial Highlights	7
Funds From Operations	8 - 9
Funds Available for Distribution	10
Net Income / EBITDA (Consolidated and by Segment)	11 - 15
EBITDA by Segment and Region	16
Consolidated Balance Sheets	17
Capital Structure	18
Debt Analysis	19 - 21
Unconsolidated Joint Ventures	22 - 24
Square Footage	25
Top 30 Tenants	26
Lease Expirations	27 - 28
Leasing Activity	29 - 30
Occupancy, Same Store EBITDA and Residential Statistics	31
Capital Expenditures	32 - 35
Development Costs and Construction in Progress	36
Property Table	37 - 50

Certain statements contained herein constitute forward-looking statements as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  Forward-looking statements are not guarantees of performance.  They represent our intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties.  Our future results, financial condition and business may differ materially from those expressed in these forward-looking statements. You can find many of these statements by looking for words such as “approximates,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “would,” “may” or other similar expressions in this supplemental package.  We also note the following forward-looking statements: in the case of our development and redevelopment projects, the estimated completion date, estimated project cost and cost to complete; and estimates of future capital expenditures, dividends to common and preferred shareholders and operating partnership distributions. Many of the factors that will determine the outcome of these and our other forward-looking statements are beyond our ability to control or predict.  For further discussion of factors that could materially affect the outcome of our forward-looking statements, see “Item 1A. Risk Factors” in our Annual Report on Form 10-K, as amended, for the year ended December 31, 2014. For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date of this supplemental package.  All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. We do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances occurring after the date of our Annual Report on Form 10-K, as amended, or Quarterly Report on Form 10-Q, as applicable, and this supplemental package.

INVESTOR INFORMATION

Executive Officers:
Steven Roth	Chairman of the Board and Chief Executive Officer
David R. Greenbaum	President - New York Division
Mitchell N. Schear	President - Washington, DC Division
Michael J. Franco	Executive Vice President - Chief Investment Officer
Joseph Macnow	Executive Vice President - Finance and Chief Administrative Officer
Stephen W. Theriot	Chief Financial Officer

RESEARCH COVERAGE - EQUITY

James Feldman / Scott Freitag	Steve Sakwa / Gabriel Hilmoe	Alexander Goldfarb / Ryan Peterson
Bank of America / Merrill Lynch	Evercore ISI	Sandler O'Neill
646-855-5808 / 646-855-3197	212-446-9462 / 212-446-9459	212-466-7937 / 212-466-7927

Ross Smotrich / Peter Siciliano	Brad K. Burke	John W. Guinee / Erin T. Aslakson
Barclays Capital	Goldman Sachs	Stifel Nicolaus & Company
212-526-2306 / 212-526-3098	917-343-2082	443-224-1307 / 443-224-1350

Michael Bilerman / Emmanuel Korchman	John Bejjani	Michael Lewis
Citi	Green Street Advisors	SunTrust Robinson Humphrey
212-816-1383 / 212-816-1382	949-640-8780	212-319-5659

Ian Weissman / Derek J.A. van Dijkum	Anthony Paolone / Gene Nusinzon	Ross T. Nussbaum / Nick Yulico
Credit Suisse	JP Morgan	UBS
212-538-6889 / 212-325-9752	212-622-6682 / 212-633-1041	212-713-2484 / 212-713-3402

Vincent Chao	Vance H. Edelson
Deutsche Bank	Morgan Stanley
212-250-6799	212-761-0078

RESEARCH COVERAGE - DEBT

Scott Frost	Robert Haines / Craig Guttenplan	Thierry Perrein
Bank of America / Merrill Lynch	Credit Sights	Wells Fargo Securities
646-855-8078	212-340-3835 / 212-340-3859	704-715-8455

Peter Troisi	Ron Perrotta
Barclays Capital	Goldman Sachs
212-412-3695	212-902-7885

Thomas Cook	Mark Streeter
Citi	JP Morgan
212-723-1112	212-834-5086

This information is provided as a service to interested parties and not as an endorsement of any report, or representation as to the accuracy of any information contained therein. Opinions, forecasts and other forward-looking statements expressed in analysts' reports are subject to change without notice.

2015 BUSINESS DEVELOPMENTS

Urban Edge Properties (“UE”) (NYSE: UE) spin-off

On January 15, 2015, we completed the spin-off of substantially all of our retail segment comprised of 79 strip shopping centers, three malls, a warehouse park and $225,000,000 of cash to Urban Edge Properties (“UE”) (NYSE: UE).  As part of this transaction, we retained 5,717,184 UE operating partnership units (5.4% ownership interest).  We are providing transition services to UE for an initial period of up to two years, including information technology, human resources, tax and financial reporting. UE is providing us with leasing and property management services for (i) certain small retail properties that we plan to sell, and (ii) our affiliate, Alexander’s, Inc. (NYSE: ALX), Rego Park retail assets. Steven Roth, our Chairman and Chief Executive Officer is a member of the Board of Trustees of UE.  The spin-off distribution was effected by Vornado distributing one UE common share for every two Vornado common shares.

Acquisitions

Since January 1, 2015, we completed the following acquisitions:

•         On January 20, we increased our aggregate ownership interest of the Crowne Plaza Times Square Hotel to 33% from 11% for $39,000,000 which valued the property at approximately $480,000,000.

•         On March 18, we acquired the Center Building, a 437,000 square foot office building, located at 33-00 Northern Boulevard in Long Island City, New York, for $142,000,000, including the assumption of an existing $62,000,000, 4.43% mortgage maturing in October 2018.

•         On June 2, we completed the acquisition of 150 West 34th Street, a 78,000 square foot retail property leased to Old Navy through May 2019, and 226,000 square feet of additional zoning air rights, for approximately $355,000,000.  At closing we completed a $205,000,000 financing of the property.

•         On June 24, we entered into a joint venture, in which we own a 55% interest, to develop a 173,000 square foot Class-A office building, located along the western edge of the High Line at 512 West 22nd Street.  The development cost of this project is approximately $235,000,000.  The development is expected to commence during the fourth quarter of 2015 and be completed in 2017.

•         On July 31, we acquired 260 Eleventh Avenue, a 235,000 square foot office property leased to the City of New York through 2021 with two five-year renewal options, a 10,000 square foot parking lot and additional air rights.  The transaction is structured as a 99-year ground lease with an option to purchase the land for $110,000,000.  The $3,900,000 annual ground rent and the purchase option price escalate annually at the lesser of 1.5% or CPI.  The buildings were purchased for 813,900 newly issued Vornado Operating Partnership units valued at approximately $80,000,000.

•         On September 25, we acquired 265 West 34th Street, a 1,700 square foot retail property and 15,200 square feet of additional zoning air rights, for approximately $28,500,000.

2015 BUSINESS DEVELOPMENTS

Dispositions

Since January 1, 2015, we completed the following dispositions:

•         On March 13, we sold our Geary Street, CA lease for $34,189,000, which resulted in a net gain of $21,376,000.

•         On March 25, the Fund completed the sale of 520 Broadway in Santa Monica, CA for $91,650,000.  The Fund realized a $23,768,000 net gain over the holding period.

•         On March 31, we transferred the redeveloped Springfield Town Center, a 1,350,000 square foot mall located in Springfield, Fairfax County, Virginia, to PREIT Associates, L.P., which is the operating partnership of Pennsylvania Real Estate Investment Trust (NYSE: PEI) (collectively, “PREIT”).  The financial statement gain was $7,823,000, of which $7,192,000 was recognized in the first quarter of 2015 and the remaining $631,000 was deferred based on our ownership interest in PREIT.  In the first quarter of 2014, we recorded a non-cash impairment loss of $20,000,000 on Springfield Town Center which is included in “income from discontinued operations” on our consolidated statements of income.

•         On August 6, we sold our 50% interest in the Monmouth Mall in Eatontown, NJ to our joint venture partner for $38,000,000, valuing the property at approximately $229,000,000, which resulted in a net gain of $33,153,000.

•         On September 9, we completed the sale of 1750 Pennsylvania Avenue, NW, a 278,000 square foot office building in Washington, DC for $182,000,000, resulting in a net gain of approximately $102,000,000 which is included in “net gain on disposition of wholly owned and partially owned assets” on our consolidated statement of income.  The tax gain of approximately $137,000,000 was deferred as part of a like-kind exchange.  We are managing the property on behalf of the new owner.

•         On October 19, we entered into an agreement to sell our leasehold interest in 20 Broad Street, a 473,000 square foot office building in Manhattan.  We ground lease this property, which is contiguous to the New York Stock Exchange (“NYSE”), from the NYSE, who is also the major tenant in the building.  By agreement, we early terminated the NYSE space lease which was scheduled to expire in June 2016.  The aggregate consideration for the sale of the leasehold and the early termination of the NYSE lease is $200,000,000 or $423 per square foot.  The total income from this transaction is approximately $156,000,000 comprised of $141,000,000 from the gain on sale and $15,000,000 of lease termination income.  The sale, which is subject to customary closing conditions, is expected to be completed in the fourth quarter of 2015.

•         We also sold five residual retail properties, in separate transactions, for an aggregate of $10,731,000, which resulted in net gains of $3,675,000.

2015 BUSINESS DEVELOPMENTS

Financing Activities

Since January 1, 2015, we completed the following financing transactions:

•         On January 1, we redeemed all of the $500,000,000 principal amount of our outstanding 4.25% senior unsecured notes, which were scheduled to mature on April 1, 2015, at a redemption price of 100% of the principal amount plus accrued interest through December 31, 2014.

•         On April 1, we completed a $308,000,000 refinancing of RiverHouse Apartments, a three building, 1,670 unit rental complex located in Arlington, VA.  The loan is interest-only at LIBOR plus 1.28% and matures in 2025.  We realized net proceeds of approximately $43,000,000.  The property was previously encumbered by a 5.43%, $195,000,000 mortgage maturing in April 2015 and a $64,000,000 mortgage at LIBOR plus 1.53% maturing in 2018.

•         On June 2, we completed a $205,000,000 financing in connection with the acquisition of 150 West 34th Street.  The loan bears interest at LIBOR plus 2.25% and matures in 2018 with two one-year extension options.

•         On July 28, we completed a $580,000,000 refinancing of 100 West 33rd Street, a 1.1 million square foot property comprised of 851,000 square feet of office space and the 256,000 square foot Manhattan Mall.  The loan is interest only at LIBOR plus 1.65% and matures in July 2020.  We realized net proceeds of approximately $242,000,000.

•         On September 22, we upsized the loan on our 220 Central Park South development by $350,000,000 to $950,000,000.  The interest rate on the loan is LIBOR plus 2.00% and the final maturity date is 2020.  In connection with the upsizing, the standby commitment for a $500,000,000 mezzanine loan for this development has been terminated by payment of a $15,000,000 contractual termination fee, which was capitalized as a component of “development costs and construction in progress” on our consolidated balance sheet as of September 30, 2015.

•         On October 30, we entered into an unsecured delayed-draw term loan facility in the maximum amount of $750,000,000.  The facility matures in October 2018 with two one-year extension options.  The interest rate is LIBOR plus 115 basis points with a fee of 20 basis points per annum on the unused portion. At closing, we drew $187,500,000. The facility provides that the maximum amount available is twice the amount outstanding on April 29, 2016, limited to $750,000,000, and all draws must be made by October 2017.

COMMON SHARES DATA (NYSE: VNO)
(unaudited)

Vornado Realty Trust common shares are traded on the New York Stock Exchange ("NYSE") under the symbol VNO.  Below is a summary of performance and dividends for VNO common shares (based on NYSE prices):

	Third Quarter 2015		Second Quarter 2015		First Quarter 2015		Fourth Quarter 2014
High Price	$98.96		$113.12		$116.02		$120.23
Low Price	$84.60		$94.55		$104.11		$93.09
Closing Price - end of quarter	$90.42		$94.93		$112.00		$117.71

Annualized Dividend per share	$2.52	(1)	$2.52	(1)	$2.52	(1)	$2.92	(1)

Annualized Dividend Yield - on Closing Price	2.8%		2.7%		2.3%		2.5%

Outstanding shares, Class A units and convertible preferred units as converted,
excluding stock options (in thousands)	201,431		200,575		200,361		199,753

Closing market value of outstanding shares, Class A units and convertible preferred
units as converted, excluding stock options	$18.2 Billion		$19.0 Billion		$22.4 Billion		$23.5 Billion

(1)	Post spin-off of Urban Edge Properties (NYSE: UE), the $2.52 annualized dividend, combined with the annualized dividend of UE is the same $2.92 annual dividend that was paid in 2014.

FINANCIAL HIGHLIGHTS
(unaudited and in thousands, except per share amounts)

This section includes non-GAAP financial measures, including Earnings Before Interest Taxes Depreciation and Amortization ("EBITDA"), Funds From Operations attributable to common shares plus assumed conversions ("FFO"), FFO as adjusted for comparability, and Funds Available for Distribution ("FAD").  A description of these non-GAAP measures and reconciliations to the most directly comparable GAAP measures are provided on the pages that follow.

	Three Months Ended			Nine Months Ended
	September 30,		June 30,	September 30,
	2015	2014	2015	2015	2014
Total revenues	$627,596	$578,710	$616,288	$1,850,686	$1,715,502

Net income attributable to common shareholders	$198,870	$131,159	$165,651	$449,114	$270,150
Per common share:
Basic	$1.05	$0.70	$0.88	$2.38	$1.44
Diluted	$1.05	$0.69	$0.87	$2.37	$1.43

FFO as adjusted for comparability	$235,090	$204,170	$243,636	$684,823	$620,741
Per diluted share	$1.24	$1.08	$1.29	$3.61	$3.29

FFO	$236,039	$217,362	$323,381	$779,506	$684,247
FFO - Operating Partnership Basis ("OP Basis")	$251,331	$230,783	$343,470	$828,923	$726,610
Per diluted share	$1.25	$1.15	$1.71	$4.11	$3.63

FAD	$151,144	$158,169	$138,439	$442,528	$499,411
Per diluted share	$0.80	$0.84	$0.73	$2.33	$2.65

Dividends per common share	$0.63	$0.73	$0.63	$1.89	$2.19

FFO payout ratio (based on FFO as adjusted for comparability)	50.8%	67.6%	48.8%	52.4%	66.6%
FAD payout ratio	78.8%	86.9%	86.3%	81.1%	82.6%

Weighted average shares used in determining FFO per diluted share - REIT basis	189,581	188,812	189,600	189,524	188,592
Convertible units:
Class A	11,105	10,651	10,673	10,819	10,655
D-13	504	446	458	467	471
G1-G4	86	84	87	93	86
Equity awards - unit equivalents	587	477	560	636	464
Weighted average shares used in determining FFO per diluted share - OP Basis	201,863	200,470	201,378	201,539	200,268

RECONCILIATION OF NET INCOME TO FFO (1)
(unaudited and in thousands, except per share amounts)
	Three Months Ended			Nine Months Ended
	September 30,		June 30,	September 30,
	2015	2014	2015	2015	2014
Reconciliation of our net income to FFO:
Net income attributable to Vornado	$219,234	$151,524	$186,016	$509,327	$331,249
Depreciation and amortization of real property	134,623	123,578	129,296	382,175	387,549
Net gains on sale of real estate	(135,557)	(57,796)	-	(146,424)	(57,796)
Real estate impairment losses	-	-	-	256	20,842
Proportionate share of adjustments to equity in net loss of
partially owned entities to arrive at FFO:
Depreciation and amortization of real property	38,131	26,604	32,282	106,685	93,416
Net gains on sale of real estate	-	(760)	(4,513)	(4,513)	(760)
Real estate impairment losses	2,313	-	10,304	12,617	-
Income tax effect of above adjustments	-	(207)	-	-	(7,287)
Noncontrolling interests' share of above adjustments	(2,364)	(5,240)	(9,662)	(20,473)	(21,916)
FFO attributable to Vornado	256,380	237,703	343,723	839,650	745,297
Preferred share dividends	(20,364)	(20,365)	(20,365)	(60,213)	(61,099)
FFO attributable to common shareholders	236,016	217,338	323,358	779,437	684,198
Convertible preferred share dividends	23	24	23	69	49
FFO attributable to common shareholders plus assumed conversions	236,039	217,362	323,381	779,506	684,247
Add back of income allocated to noncontrolling interests of the
Operating Partnership	15,292	13,421	20,089	49,417	42,363
FFO - OP Basis (1)	$251,331	$230,783	$343,470	$828,923	$726,610
FFO per diluted share (1)	$1.25	$1.15	$1.71	$4.11	$3.63

(1)

FFO is computed in accordance with the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”).  NAREIT defines FFO as GAAP net income or loss adjusted to exclude net gains from sales of depreciated real estate assets, real estate impairment losses, depreciation and amortization expense from real estate assets, extraordinary items and other specified non-cash items, including the pro rata share of such adjustments of unconsolidated subsidiaries.  FFO and FFO per diluted share are non-GAAP financial measures used by management, investors and analysts to facilitate meaningful comparisons of operating performance between periods and among our peers because it excludes the effect of real estate depreciation and amortization and net gains on sales, which are based on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions.  FFO does not represent cash generated from operating activities and is not necessarily indicative of cash available to fund cash requirements and should not be considered as an alternative to net income as a performance measure or cash flows as a liquidity measure.  FFO may not be comparable to similarly titled measures employed by other companies.

RECONCILIATION OF FFO TO FFO AS ADJUSTED FOR COMPARABILITY
(unaudited and in thousands, except per share amounts)
		Three Months Ended			Nine Months Ended
		September 30,		June 30,	September 30,
		2015	2014	2015	2015	2014
FFO attributable to common shareholders plus assumed conversions	(A)	$236,039	$217,362	$323,381	$779,506	$684,247
Per diluted share		$1.25	$1.15	$1.71	$4.11	$3.63
Items that affect comparability income:
FFO from discontinued operations and sold properties (including UE spin-off related costs of $5,828 and $327 in the three months ended September
30, 2014 and June 30, 2015, respectively, and $22,972 and $9,343 in
the nine months ended September 30, 2015 and 2014, respectively)		3,671	41,240	2,572	16,891	134,668
Acquisition and transaction related costs		(1,518)	(1,277)	(4,061)	(7,560)	(3,629)
Impairment loss and loan loss reserve on investment in Suffolk Downs		(595)	(10,263)	-	(595)	(10,263)
Toys "R" Us ("Toys") FFO (negative FFO)		46	(18,035)	500	2,000	(60,630)
Reversal of allowance for deferred tax assets (re: taxable REIT subsidiary's
	ability to utilize NOLs)	-	-	90,030	90,030	-
Our share of impairment loss on India real estate venture's non-depreciable
	real estate	-	-	(4,502)	(4,502)	-
Net gain on sale of residential condominiums and a land parcel in 2014		-	-	-	2,493	13,205
Other, net		(593)	2,341	433	1,928	(5,913)
		1,011	14,006	84,972	100,685	67,438
Noncontrolling interests' share of above adjustments		(62)	(814)	(5,227)	(6,002)	(3,932)
Items that affect comparability, net	(B)	$949	$13,192	$79,745	$94,683	$63,506
Per diluted share		$0.01	$0.07	$0.42	$0.50	$0.34

FFO attributable to common shareholders plus assumed conversions,
as adjusted for comparability	(A-B)	$235,090	$204,170	$243,636	$684,823	$620,741
Per diluted share		$1.24	$1.08	$1.29	$3.61	$3.29

RECONCILIATION OF FFO TO FAD(1)
(unaudited and in thousands, except per share amounts)

		Three Months Ended			Nine Months Ended
		September 30,		June 30,	September 30,
		2015	2014	2015	2015	2014

FFO attributable to common shareholders plus assumed conversions	(A)	$236,039	$217,362	$323,381	$779,506	$684,247

Adjustments to arrive at FAD:
Straight-line rentals		44,424	22,927	34,662	108,382	55,809
Recurring tenant improvements, leasing commissions and other capital expenditures		44,013	73,405	71,488	167,549	201,826
Amortization of acquired below-market leases, net		19,328	7,641	12,921	44,240	24,959
Amortization of debt issuance costs		(7,864)	(6,532)	(7,497)	(22,817)	(13,102)
Stock-based compensation expense		(6,501)	(8,315)	(6,685)	(33,328)	(28,389)
Non real estate depreciation		(1,317)	(1,514)	(1,667)	(4,906)	(6,133)
Items that affect comparability per page 9, excluding FFO attributable to
discontinued operations		(1,052)	(25,381)	84,466	89,493	(61,553)
Carried interest and our share of net unrealized gains from real estate fund investments		(636)	617	8,743	9,728	22,862
Noncontrolling interests' share of above adjustments		(5,500)	(3,655)	(11,489)	(21,363)	(11,443)
	(B)	84,895	59,193	184,942	336,978	184,836

FAD(1)	(A-B)	$151,144	$158,169	$138,439	$442,528	$499,411

FAD per diluted share		$0.80	$0.84	$0.73	$2.33	$2.65
FAD payout ratio(2)		78.8%	86.9%	86.3%	81.1%	82.6%

(1)

FAD is defined as FFO less (i) recurring tenant improvements, leasing commissions and capital expenditures, (ii) straight-line rents and amortization of acquired below-market leases, net, and (iii) other non-cash income, plus (iv) other non-cash charges.  FAD is a non-GAAP financial measure that is not intended to represent cash flow and is not indicative of cash flow provided by operating activities as determined in accordance with GAAP. FAD is presented solely as a supplemental disclosure that management believes provides useful information regarding the Company's ability to fund its dividends.

(2)

FAD payout ratios on a quarterly basis are not necessarily indicative of amounts for the full year due to fluctuation in timing of cash based expenditures, the commencement of new leases and the seasonality of our operations.

CONSOLIDATED NET INCOME / EBITDA (1)
(unaudited and in thousands)
	Three Months Ended
	September 30,				June 30,
	2015		2014	Inc (Dec)	2015
Property rentals	$462,127		$443,952	$18,175	$466,803
Straight-line rent adjustments	44,424		22,927	21,497	34,662
Amortization of acquired below-market leases, net	19,786		8,099	11,687	13,378
Total rentals	526,337		474,978	51,359	514,843
Tenant expense reimbursements	67,098		65,953	1,145	62,215
Fee and other income:
BMS cleaning fees	18,563		22,467	(3,904)	21,741
Management and leasing fees	4,045		4,266	(221)	4,274
Lease termination fees	1,517		3,300	(1,783)	2,893
Other income	10,036		7,746	2,290	10,322
Total revenues	627,596		578,710	48,886	616,288
Operating expenses	256,561		240,088	16,473	242,690
Depreciation and amortization	141,920		114,822	27,098	136,957
General and administrative	36,157		40,384	(4,227)	39,189
Acquisition and transaction related costs	1,518		1,277	241	4,061
Total expenses	436,156		396,571	39,585	422,897
Operating income	191,440		182,139	9,301	193,391
Loss from partially owned entities	(325)		(26,034)	25,709	(5,641)
Income from real estate fund investments	1,665		24,160	(22,495)	26,368
Interest and other investment income, net	3,160		7,568	(4,408)	5,666
Interest and debt expense	(95,344)		(100,817)	5,473	(92,092)
Net gain on disposition of wholly owned and partially owned assets	103,037		2,665	100,372	-
Income before income taxes	203,633		89,681	113,952	127,692
Income tax (expense) benefit	(2,856)		(2,652)	(204)	88,072
Income from continuing operations	200,777		87,029	113,748	215,764
Income (loss) from discontinued operations	34,463		82,168	(47,705)	(364)
Net income	235,240		169,197	66,043	215,400
Less net income attributable to noncontrolling interests in:
Consolidated subsidiaries	(3,302)		(9,685)	6,383	(19,186)
Operating Partnership	(12,704)		(7,988)	(4,716)	(10,198)
Net income attributable to Vornado	219,234		151,524	67,710	186,016
Interest and debt expense	118,977		160,252	(41,275)	115,073
Depreciation and amortization	174,209		160,270	13,939	163,245
Income tax expense (benefit)	3,043		2,232	811	(87,653)
EBITDA	$515,463		$474,278	$41,185	$376,681

Capitalized leasing and development payroll	$4,835		$3,689	$1,146	$5,444
Capitalized interest and debt expense	$26,005	(2)	$16,335	$9,670	$11,702

(1)

EBITDA represents "Earnings Before Interest, Taxes, Depreciation and Amortization."  Management considers EBITDA a supplemental measure for making decisions and assessing the unlevered performance of its segments as it relates to the total return on assets as opposed to the levered return on equity.  As properties are bought and sold based on a multiple of EBITDA, management utilizes this measure to make investment decisions as well as to compare the performance of its assets to that of its peers.  EBITDA should not be considered a substitute for net income. EBITDA may not be comparable to similarly titled measures employed by other companies.

(2)	Inclusive of a $15,000 termination fee on the standby loan commitment for our 220 Central Park South development project.

CONSOLIDATED NET INCOME / EBITDA
(unaudited and in thousands)
	Nine Months Ended September 30,
	2015		2014	Inc (Dec)
Property rentals	$1,387,458		$1,338,466	$48,992
Straight-line rent adjustments	108,382		55,809	52,573
Amortization of acquired below-market leases, net	45,614		26,333	19,281
Total rentals	1,541,454		1,420,608	120,846
Tenant expense reimbursements	196,234		180,364	15,870
Fee and other income:
BMS cleaning fees	62,937		63,618	(681)
Management and leasing fees	12,511		15,859	(3,348)
Lease termination fees	8,157		11,422	(3,265)
Other income	29,393		23,631	5,762
Total revenues	1,850,686		1,715,502	135,184
Operating expenses	753,744		707,047	46,697
Depreciation and amortization	402,999		359,814	43,185
General and administrative	133,838		128,364	5,474
Acquisition and transaction related costs	7,560		3,629	3,931
Total expenses	1,298,141		1,198,854	99,287
Operating income	552,545		516,648	35,897
Loss from partially owned entities	(8,709)		(78,676)	69,967
Income from real estate investments	52,122		142,418	(90,296)
Interest and other investment income, net	19,618		28,814	(9,196)
Interest and debt expense	(279,110)		(301,042)	21,932
Net gain on disposition of wholly owned and partially owned assets	104,897		13,205	91,692
Income before income taxes	441,363		321,367	119,996
Income tax benefit (expense)	84,245		(6,783)	91,028
Income from continuing operations	525,608		314,584	211,024
Income from discontinued operations	50,278		118,456	(68,178)
Net income	575,886		433,040	142,846
Less net income attributable to noncontrolling interests in:
Consolidated subsidiaries	(38,370)		(85,239)	46,869
Operating Partnership	(28,189)		(16,552)	(11,637)
Net income attributable to Vornado	509,327		331,249	178,078
Interest and debt expense	348,725		510,724	(161,999)
Depreciation and amortization	493,904		530,052	(36,148)
Income tax (benefit) expense	(85,349)		21,489	(106,838)
EBITDA	$1,266,607		$1,393,514	$(126,907)

Capitalized leasing and development payroll	$15,220		$11,296	$3,924
Capitalized interest and debt expense	$48,817	(1)	$46,517	$2,300

(1)	Inclusive of a $15,000 termination fee on the standby loan commitment for our 220 Central Park South development project.

EBITDA BY SEGMENT
(unaudited and in thousands)
	Three Months Ended September 30, 2015

	Total	New York		Washington, DC		Other
Property rentals	$462,127	$299,207		$105,388		$57,532
Straight-line rent adjustments	44,424	32,961		7,523		3,940
Amortization of acquired below-market leases, net	19,786	18,401		377		1,008
Total rentals	526,337	350,569		113,288		62,480
Tenant expense reimbursements	67,098	51,521		9,697		5,880
Fee and other income:
BMS cleaning fees	18,563	23,266		-		(4,703)
Management and leasing fees	4,045	1,639		2,556		(150)
Lease termination fees	1,517	-		1,414		103
Other income	10,036	2,438		5,749		1,849
Total revenues	627,596	429,433		132,704		65,459
Operating expenses	256,561	178,888		51,867		25,806
Depreciation and amortization	141,920	76,612		43,964		21,344
General and administrative	36,157	8,305		6,283		21,569
Acquisition and transaction related costs	1,518	-		-		1,518
Total expenses	436,156	263,805		102,114		70,237
Operating income (loss)	191,440	165,628		30,590		(4,778)
(Loss) income from partially owned entities	(325)	4,010		(1,909)		(2,426)
Income from real estate fund investments	1,665	-		-		1,665
Interest and other investment income, net	3,160	1,888		34		1,238
Interest and debt expense	(95,344)	(50,480)		(16,580)		(28,284)
Net gain on disposition of wholly owned and partially owned assets	103,037	-		102,404		633
Income (loss) before income taxes	203,633	121,046		114,539		(31,952)
Income tax expense	(2,856)	(1,147)		(287)		(1,422)
Income (loss) from continuing operations	200,777	119,899		114,252		(33,374)
Income from discontinued operations	34,463	-		-		34,463
Net income	235,240	119,899		114,252		1,089
Less net income attributable to noncontrolling interests in:
Consolidated subsidiaries	(3,302)	(2,582)		-		(720)
Operating Partnership	(12,704)	-		-		(12,704)
Net income (loss) attributable to Vornado	219,234	117,317		114,252		(12,335)
Interest and debt expense	118,977	64,653		20,010		34,314
Depreciation and amortization	174,209	99,206		48,132		26,871
Income tax expense	3,043	1,214		294		1,535
EBITDA for the three months ended September 30, 2015	$515,463	$282,390		$182,688		$50,385

EBITDA for the three months ended September 30, 2014	$474,278	$250,583		$83,719		$139,976

EBITDA as adjusted for comparability - OP basis:
For the three months ended September 30, 2015	$392,240	$282,390	(1)	$78,683	(2)	$31,167	(3)
For the three months ended September 30, 2014	$363,764	$244,733	(1)	$81,866	(2)	$37,165	(3)

See notes on page 15.

EBITDA BY SEGMENT
(unaudited and in thousands)
	Nine Months Ended September 30, 2015
	Total	New York		Washington, DC		Other
Property rentals	$1,387,458	$885,182		$320,116		$182,160
Straight-line rent adjustments	108,382	75,373		18,893		14,116
Amortization of acquired below-market leases, net	45,614	41,519		1,132		2,963
Total rentals	1,541,454	1,002,074		340,141		199,239
Tenant expense reimbursements	196,234	146,395		31,753		18,086
Fee and other income:
BMS cleaning fees	62,937	76,935		-		(13,998)
Management and leasing fees	12,511	4,773		8,403		(665)
Lease termination fees	8,157	5,799		1,668		690
Other income	29,393	7,232		19,563		2,598
Total revenues	1,850,686	1,243,208		401,528		205,950
Operating expenses	753,744	518,718		151,088		83,938
Depreciation and amortization	402,999	219,907		124,186		58,906
General and administrative	133,838	28,238		18,498		87,102
Acquisition and transaction related costs	7,560	-		-		7,560
Total expenses	1,298,141	766,863		293,772		237,506
Operating income (loss)	552,545	476,345		107,756		(31,556)
(Loss) income from partially owned entities	(8,709)	1,523		(3,583)		(6,649)
Income from real estate fund investments	52,122	-		-		52,122
Interest and other investment income, net	19,618	5,642		60		13,916
Interest and debt expense	(279,110)	(143,004)		(52,223)		(83,883)
Net gain on disposition of wholly owned and partially owned assets	104,897	-		102,404		2,493
Income (loss) before income taxes	441,363	340,506		154,414		(53,557)
Income tax benefit (expense)	84,245	(3,185)		(79)		87,509
Income from continuing operations	525,608	337,321		154,335		33,952
Income from discontinued operations	50,278	-		-		50,278
Net income	575,886	337,321		154,335		84,230
Less net income attributable to noncontrolling interests in:
Consolidated subsidiaries	(38,370)	(6,640)		-		(31,730)
Operating Partnership	(28,189)	-		-		(28,189)
Net income attributable to Vornado	509,327	330,681		154,335		24,311
Interest and debt expense	348,725	184,377		62,413		101,935
Depreciation and amortization	493,904	288,897		136,687		68,320
Income tax (benefit) expense	(85,349)	3,368		(1,856)		(86,861)
EBITDA for the nine months ended September 30, 2015	$1,266,607	$807,323		$351,579		$107,705

EBITDA for the nine months ended September 30, 2014	$1,393,514	$735,710		$252,700		$405,104

EBITDA as adjusted for comparability - OP basis:
For the nine months ended September 30, 2015	$1,142,303	$806,023	(1)	$243,584	(2)	$92,696	(3)
For the nine months ended September 30, 2014	$1,090,823	$717,648	(1)	$247,022	(2)	$126,153	(3)

See notes on following page.

NOTES TO EBITDA BY SEGMENT
(unaudited and in thousands)

(1)	The elements of "New York" EBITDA as adjusted for comparability are summarized below.

		Three Months Ended September 30,		Nine Months Ended September 30,
		2015	2014	2015	2014
	Office (including BMS EBITDA of $5,634, $6,267, $17,908 and $17,812, respectively)	$166,663	$154,256	$495,462	$463,506
	Retail	97,604	70,789	265,060	204,181
	Alexander's	10,502	10,387	31,150	31,088
	Hotel Pennsylvania	7,621	9,301	14,351	18,873
	Total New York	$282,390	$244,733	$806,023	$717,648

(2)	The elements of "Washington, DC" EBITDA as adjusted for comparability are summarized below.

		Three Months Ended September 30,		Nine Months Ended September 30,
		2015	2014	2015	2014
	Office, excluding the Skyline properties	$63,132	$64,051	$195,040	$194,540
	Skyline properties	5,998	7,698	19,037	21,270
	Total Office	69,130	71,749	214,077	215,810
	Residential	9,553	10,117	29,507	31,212
	Total Washington, DC	$78,683	$81,866	$243,584	$247,022

(3)	The elements of "Other" EBITDA as adjusted for comparability are summarized below.

		Three Months Ended September 30,		Nine Months Ended September 30,
		2015	2014	2015	2014
	Our share of real estate fund investments:
	Income before net realized/unrealized (losses) gains	$2,594	$2,051	$6,879	$6,668
	Net realized/unrealized (losses) gains on investments	(922)	5,083	9,542	32,890
	Carried interest	(49)	8,438	6,248	21,643
	Total	1,623	15,572	22,669	61,201
	The Mart and trade shows	19,044	18,865	62,229	60,406
	555 California Street	13,005	11,994	38,237	35,566
	India real estate ventures	13	2,651	2,229	4,574
	Other investments	13,871	4,372	28,100	13,594
		47,556	53,454	153,464	175,341
	Corporate general and administrative expenses(a) (b)	(22,341)	(22,948)	(82,043)	(71,952)
	Investment income and other, net(a)	5,952	6,659	21,275	22,764
	Total Other	$31,167	$37,165	$92,696	$126,153

	(a)

The amounts in these captions (for this table only) exclude income/expense from the mark-to-market of our deferred compensation plan of $2,577 and $1,352 for the three months ended September 30, 2015 and 2014, respectively, and $327 and $8,132 for the nine months ended September 30, 2015 and 2014, respectively.

	(b)

The nine months ended September 30, 2015 includes $7,084 from the acceleration of the recognition of compensation expense related to 2013-2015 Out-Performance Plans due to the modification of the vesting criteria of awards such that they will fully vest at age 65. The accelerated expense will result in lower general and administrative expense for the remainder of 2015 of $867 and $6,217 thereafter.

EBITDA BY SEGMENT AND REGION
(unaudited)

The following tables set forth the percentages of EBITDA, by operating segment and by geographic region, excluding discontinued operations and other items that affect comparability.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
Segment
New York	72%	69%	70%	68%
Washington, DC	20%	23%	21%	23%
The Mart	5%	5%	6%	6%
555 California	3%	3%	3%	3%
	100%	100%	100%	100%

Region
New York City metropolitan area	72%	68%	70%	68%
Washington, DC / Northern Virginia area	20%	23%	21%	23%
Chicago, IL	5%	6%	6%	6%
San Francisco, CA	3%	3%	3%	3%
	100%	100%	100%	100%

CONSOLIDATED BALANCE SHEETS
(unaudited and in thousands)

	September 30, 2015	December 31, 2014	Increase (Decrease)
ASSETS
Real estate, at cost:
Land	$4,045,042	$3,861,913	$183,129
Buildings and improvements	12,278,443	11,705,749	572,694
Development costs and construction in progress	1,389,471	1,128,037	261,434
Leasehold improvements and equipment	131,760	126,659	5,101
Total	17,844,716	16,822,358	1,022,358
Less accumulated depreciation and amortization	(3,364,932)	(3,161,633)	(203,299)
Real estate, net	14,479,784	13,660,725	819,059
Cash and cash equivalents	788,137	1,198,477	(410,340)
Restricted cash	107,965	176,204	(68,239)
Marketable securities	152,927	206,323	(53,396)
Tenant and other receivables, net	108,106	109,998	(1,892)
Investments in partially owned entities	1,460,178	1,240,489	219,689
Real estate fund investments	555,414	513,973	41,441
Receivable arising from the straight-lining of rents, net	885,340	787,271	98,069
Deferred leasing and financing costs, net	572,969	475,158	97,811
Identified intangible assets, net	241,814	225,155	16,659
Assets related to discontinued operations	35,142	2,244,481	(2,209,339)
Other assets	584,150	410,066	174,084
Total assets	$19,971,926	$21,248,320	$(1,276,394)

LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS AND EQUITY
Liabilities:
Mortgages payable	$9,159,413	$8,263,165	$896,248
Senior unsecured notes	847,594	1,347,159	(499,565)
Revolving credit facility debt	-	-	-
Accounts payable and accrued expenses	465,045	447,745	17,300
Deferred revenue	377,951	358,613	19,338
Deferred compensation plan	117,037	117,284	(247)
Liabilities related to discontinued operations	11,520	1,511,362	(1,499,842)
Other liabilities	434,980	375,830	59,150
Total liabilities	11,413,540	12,421,158	(1,007,618)
Redeemable noncontrolling interests	1,113,885	1,337,780	(223,895)
Vornado shareholders' equity	6,682,147	6,745,426	(63,279)
Noncontrolling interests in consolidated subsidiaries	762,354	743,956	18,398
Total liabilities, redeemable noncontrolling interests and equity	$19,971,926	$21,248,320	$(1,276,394)

CAPITAL STRUCTURE
(unaudited and in thousands, except per share and unit amounts)

			September 30, 2015
Debt:
Consolidated debt:
Mortgages payable			$9,159,413
Senior unsecured notes			847,594
$2.5 Billion unsecured revolving credit facilities			-
			10,007,007
Pro rata share of debt of non-consolidated entities
(excluding $1,708,337 of Toys' debt)			2,590,169
Less: Noncontrolling interests' share of consolidated debt
(primarily 1290 Avenue of the Americas and 555 California Street)			(472,892)
Total debt			12,124,284

	Shares/Units	Par Value
Perpetual Preferred:
5.00% Preferred Unit (D-16) (1 unit @ $1,000,000 per unit)			1,000
3.25% Preferred Units (D-17) (177,100 units @ $25 per unit)			4,428
6.625% Series G Preferred Shares	8,000	$25.00	200,000
6.625% Series I Preferred Shares	10,800	25.00	270,000
6.875% Series J Preferred Shares	9,850	25.00	246,250
5.70% Series K Preferred Shares	12,000	25.00	300,000
5.40% Series L Preferred Shares	12,000	25.00	300,000
			1,321,678

		September 30, 2015
	Converted	Common
	Shares	Share Price
Equity:
Common shares	188,541	$90.42	17,047,877
Class A units	11,367	90.42	1,027,804
Convertible share equivalents:
Equity awards - unit equivalents	892	90.42	80,655
D-13 preferred units	516	90.42	46,657
G1-G4 units	71	90.42	6,420
Series A preferred shares	44	90.42	3,978
			18,213,391
Total Market Capitalization			$31,659,353

DEBT ANALYSIS
(unaudited and in thousands)
		As of September 30, 2015
	Total		Variable		Fixed
		Weighted		Weighted		Weighted
		Average		Average		Average
	Amount	Interest Rate	Amount	Interest Rate	Amount	Interest Rate
Consolidated debt	$10,007,007	3.69%	$2,818,142	2.01%	$7,188,865	4.34%
Pro rata share of debt of non-consolidated entities:
Toys	1,708,337	7.67%	1,046,123	7.05%	662,214	8.66%
All other	2,590,169	4.99%	472,046	1.86%	2,118,123	5.68%
Total	14,305,513	4.40%	4,336,311	3.21%	9,969,202	4.91%
Less: Noncontrolling interests' share of consolidated debt
(primarily 1290 Avenue of the Americas and 555 California Street)	(472,892)		(10,500)		(462,392)
Company's pro rata share of total debt	$13,832,621	4.41%	$4,325,811	3.21%	$9,506,810	4.96%

			Senior Unsecured Notes		Unencumbered EBITDA
			Due 2019	Due 2022		3Q 2015
Settlement Date			6/16/2014	12/7/2011		Annualized
Principal Amount			$ 450,000	$ 400,000	New York	$456,680
Issue Price			99.619%	99.546%	Washington, DC	161,528
Coupon			2.500%	5.000%	Other	32,868
Effective economic interest rate			2.581%	5.057%	Total	$651,076
Ratings:
Moody's			Baa2	Baa2
S&P			BBB	BBB
Fitch			BBB	BBB
Maturity Date / Put Date			6/30/2019	1/15/2022

Debt Covenant Ratios: (1)		Senior Unsecured Notes			Revolving Credit Facilities
			Actual
		Required	Due 2019	Due 2022	Required	Actual
Total Outstanding Debt / Total Assets (2)		Less than 65%	43%	43%	Less than 60%	31%
Secured Debt / Total Assets		Less than 50%	39%	39%	Less than 50%	28%
Interest Coverage Ratio (Annualized Combined
EBITDA to Annualized Interest Expense)		Greater than 1.50	2.77	2.77		N/A
Fixed Charge Coverage			N/A	N/A	Greater than 1.40	2.50
Unencumbered Assets / Unsecured Debt		Greater than 150%	1138%	1138%		N/A
Unsecured Debt / Cap Value of Unencumbered Assets			N/A	N/A	Less than 60%	7%
Unencumbered Coverage Ratio			N/A	N/A	Greater than 1.50	16.10

(1)

Our debt covenant ratios are computed in accordance with the terms of our senior unsecured notes and revolving credit facilities, as applicable.  The methodology used for these computations may differ significantly from similarly titled ratios of other companies. For additional information regarding the methodology used to compute these ratios, please see our filings with the SEC of our revolving credit facilities, senior debt indentures and applicable prospectuses and prospectus supplements.

(2)		Total assets includes EBITDA capped at 7.5% under the senior unsecured notes and 6.0% under the revolving credit facilities.

DEBT MATURITIES
(unaudited and in thousands)
		Spread
	Maturity	over	Interest
Property	Date (1)	LIBOR	Rate	2015	2016	2017	2018	2019	Thereafter	Total
888 Seventh Avenue	01/16		5.71%	$-	$318,554	$-	$-	$-	$-	$318,554
510 Fifth Avenue	01/16		5.60%	-	29,772	-	-	-	-	29,772
770 Broadway	03/16		5.65%	-	353,000	-	-	-	-	353,000
Bowen Building	06/16		6.14%	-	115,022	-	-	-	-	115,022
1730 M and 1150 17th Street	06/16	L+125	1.45%	-	43,581	-	-	-	-	43,581
The Mart	12/16		5.57%	-	550,000	-	-	-	-	550,000
350 Park Avenue	01/17		3.75%	-	-	290,690	-	-	-	290,690
2011 Crystal Drive	08/17		7.30%	-	-	76,666	-	-	-	76,666
220 20th Street	02/18		4.61%	-	-	-	70,335	-	-	70,335
$1.25 Billion unsecured revolving credit facility	06/18	L+115	-	-	-	-	-	-	-	-
828-850 Madison Avenue Retail Condominium	06/18		5.29%	-	-	-	80,000	-	-	80,000
33-00 Northern Boulevard	10/18		4.43%	-	-	-	62,000	-	-	62,000
Senior unsecured notes due 2019	06/19		2.50%	-	-	-	-	448,714	-	448,714
435 Seventh Avenue - retail	08/19	L+225	2.46%	-	-	-	-	98,000	-	98,000
$1.25 Billion unsecured revolving credit facility	11/19	L+105	-	-	-	-	-	-	-	-
4 Union Square South - retail	11/19	L+215	2.35%	-	-	-	-	118,510	-	118,510
2200 / 2300 Clarendon Boulevard (Courthouse Plaza)	05/20	L+160	1.80%	-	-	-	-	-	33,750	33,750
150 West 34th Street	06/20	L+225	2.46%	-	-	-	-	-	205,000	205,000
100 West 33rd Street - office and retail	07/20	L+165	1.85%	-	-	-	-	-	580,000	580,000
220 Central Park South	09/20	L+200	2.19%	-	-	-	-	-	950,000	950,000
Eleven Penn Plaza	12/20		3.95%	-	-	-	-	-	450,000	450,000
Borgata Land	02/21		5.14%	-	-	-	-	-	57,781	57,781
909 Third Avenue	05/21		3.91%	-	-	-	-	-	350,000	350,000
West End 25	06/21		4.88%	-	-	-	-	-	101,671	101,671
Universal Buildings	08/21	L+190	2.10%	-	-	-	-	-	185,000	185,000
555 California Street	09/21		5.10%	-	-	-	-	-	591,306	591,306
655 Fifth Avenue	10/21	L+140	1.60%	-	-	-	-	-	140,000	140,000
Two Penn Plaza	12/21	(2)	3.98%	-	-	-	-	-	575,000	575,000
Senior unsecured notes due 2022	01/22		5.00%	-	-	-	-	-	398,880	398,880
Skyline properties	02/22		2.97%	-	-	-	-	-	678,000	678,000
1290 Avenue of the Americas	11/22		3.34%	-	-	-	-	-	950,000	950,000
2121 Crystal Drive	03/23		5.51%	-	-	-	-	-	144,740	144,740
666 Fifth Avenue Retail Condominium	03/23		3.61%	-	-	-	-	-	390,000	390,000
2101 L Street	08/24		3.97%	-	-	-	-	-	146,911	146,911

See notes on the following page.

DEBT MATURITIES
(unaudited and in thousands)
		Spread
	Maturity	over	Interest
Property	Date (1)	LIBOR	Rate	2015	2016	2017	2018	2019	Thereafter	Total
1215 Clark Street, 200 12th Street &
251 18th Street	01/25		7.94%	$-	$-	$-	$-	$-	$95,509	$95,509
RiverHouse Apartments	04/25	L+128	1.48%	-	-	-	-	-	307,710	307,710
Other	Various		2.97%	-	-	-	-	-	19,071	19,071
Purchase accounting valuation adjustments	Various			-	-	-	(118)	-	1,952	1,834

Total				$-	$1,409,929	$367,356	$212,217	$665,224	$7,352,281	$10,007,007

Weighted average rate				-	5.54%	4.49%	4.83%	2.47%	3.37%	3.69%

Fixed rate debt				$-	$1,366,348	$367,356	$212,217	$448,714	$4,794,230	$7,188,865
Fixed weighted average rate expiring				-	5.67%	4.49%	4.83%	2.50%	4.10%	4.34%

Floating rate debt				$-	$43,581	$-	$-	$216,510	$2,558,051	$2,818,142
Floating weighted average rate expiring				-	1.45%	-	-	2.40%	1.98%	2.01%

(1)				Represents the extended maturity for certain loans in which we have the unilateral right to extend.

(2)

Pursuant to an existing swap agreement, $418,000 of the loan bears interest at a fixed rate of 4.78% through March 2018, and the balance of $157,000 floats through March 2018. The entire $575,000 will float thereafter for the duration of the loan.

UNCONSOLIDATED JOINT VENTURES
(unaudited and in thousands)
			As of September 30, 2015
				Debt
		Percentage	Company's	Company's
	Asset	Ownership at	Carrying	Pro rata	100% of
Joint Venture Name	Category	September 30, 2015	Amount	Share	Joint Venture
PREIT Associates	REIT	8.1%	$138,265	$151,781	$1,880,795

Alexander's, Inc.	Office/Retail	32.4%	131,395	343,572	1,060,408

India real estate ventures	Office/Land	4.1% to 36.5%	48,114	46,290	185,161

Urban Edge	REIT	5.4%	25,401	68,127	1,250,031

Toys	Retailer	32.5%	-	1,708,337	5,259,657

Partially owned office buildings:
280 Park Avenue	Office	50.0%	320,170	362,423	724,846
One Park Avenue	Office	55.0%	140,797	138,727	252,231
650 Madison Avenue	Office/Retail	20.1%	124,535	161,024	800,000
512 West 22nd Street	Office	55.0%	75,281	19,305	35,100
Rosslyn Plaza	Office/Residential	43.7% to 50.4%	50,701	18,972	37,635
West 57th Street properties	Office	50.0%	43,042	10,000	20,000
666 Fifth Avenue Office Condominium	Office	49.5%	38,346	626,166	1,264,983
330 Madison Avenue	Office	25.0%	29,604	37,500	150,000
Warner Building	Office	55.0%	17,278	160,985	292,700
Fairfax Square	Office	20.0%	5,824	18,000	90,000
1101 17th Street	Office	55.0%	(3,061)	17,050	31,000
825 Seventh Avenue	Office	50.0%	1,479	10,250	20,500
Other partially owned office buildings	Office	Various	13,286	17,465	50,150

Other investments:
Independence Plaza	Residential	50.1%	144,157	275,550	550,000
Other investments	Various	Various	115,564	106,982	741,129
			$1,460,178	$4,298,506	$14,696,326

UNCONSOLIDATED JOINT VENTURES
(unaudited and in thousands)

	Percentage	Our Share of Net (Loss) Income for the		Our Share of EBITDA for the
	Ownership at	Three Months Ended September 30,		Three Months Ended September 30,
	September 30, 2015	2015	2014	2015	2014
Joint Venture Name
New York:
666 Fifth Avenue Office Condominium	49.5%	$(9,476)	$1,995	$6,162	$7,177
650 Madison Avenue (retail under development)	20.1%	5,967	(422)	10,196	3,107
Alexander's, Inc.	32.4%	5,716	5,552	10,502	10,387
330 Madison Avenue	25.0%	1,542	1,658	2,448	2,551
Independence Plaza	50.1%	(1,491)	(1,288)	4,996	5,045
One Park Avenue	55.0%	952	631	3,911	4,449
280 Park Avenue	50.0%	727	226	7,663	6,057
825 Seventh Avenue	50.0%	669	733	825	859
West 57th Street properties (partially under development)	50.0%	(63)	(3,073)	266	386
Other	Various	(533)	(202)	895	815
		4,010	5,810	47,864	40,833

Washington, DC:
Warner Building	55.0%	(1,712)	(1,411)	2,222	2,384
Rosslyn Plaza	43.7% to 50.4%	(778)	(703)	1,088	1,040
1101 17th Street	55.0%	299	315	748	634
Fairfax Square	20.0%	(45)	(30)	411	542
Other	Various	327	418	1,227	1,325
		(1,909)	(1,411)	5,696	5,925

Other:
Alexander's corporate fee income	32.4%	1,828	1,640	1,828	1,640
India real estate ventures	4.1% to 36.5%	(1,704)	(262)	13	2,650
Urban Edge	5.4%	1,400	-	2,923	-
Toys	32.5%	46	(18,418)	46	12,440
Green Courte	8.3%	(1)	-	38	538
Other	Various	(3,995)	(13,393)	8,124	(5,792)
		(2,426)	(30,433)	12,972	11,476

		$(325)	$(26,034)	$66,532	$58,234

UNCONSOLIDATED JOINT VENTURES
(unaudited and in thousands)

Percentage	Our Share of Net (Loss) Income for the	Our Share of EBITDA for the
Ownership at	Nine Months Ended September 30,	Nine Months Ended September 30,
September 30, 2015	2015	2014	2015	2014
Joint Venture Name
New York:
666 Fifth Avenue Office Condominium	49.5%	$(27,370)	$5,934	$18,814	$22,218
Alexander's, Inc.	32.4%	16,757	15,583	31,150	31,088
650 Madison Avenue (retail under development)	20.1%	9,940	(3,068)	21,722	9,300
Independence Plaza	50.1%	(4,582)	(3,113)	14,921	15,679
330 Madison Avenue	25.0%	4,560	4,677	7,527	7,218
West 57th Street properties (partially under development)	50.0%	(2,379)	(10,650)	517	1,249
One Park Avenue	55.0%	2,364	910	12,281	8,398
825 Seventh Avenue	50.0%	2,088	6,409	2,515	2,489
280 Park Avenue	50.0%	500	532	20,342	17,278
Other	Various	(355)	(842)	3,072	2,171
1,523	16,372	132,861	117,088

Washington, DC:
Warner Building	55.0%	(5,401)	(4,359)	6,423	6,907
1101 17th Street	55.0%	3,076	879	2,308	1,835
Rosslyn Plaza	43.7% to 50.4%	(2,293)	(2,774)	3,340	3,519
Fairfax Square	20.0%	(61)	86	1,291	1,789
Other	Various	1,096	1,243	3,811	3,992
(3,583)	(4,925)	17,173	18,042

Other:
India real estate ventures	4.1% to 36.5%	(18,380)	(2,440)	(12,577)	4,573
Alexander's corporate fee income	32.4%	5,801	4,888	5,801	4,888
Green Courte	8.3%	4,515	-	5,126	1,606
Urban Edge	5.4%	2,888	-	5,753	-
Toys	32.5%	2,000	(74,162)	2,000	103,026
Other	Various	(3,473)	(18,409)	20,621	4,512
(6,649)	(90,123)	26,724	118,605

$(8,709)	$(78,676)	$176,758	$253,735

SQUARE FOOTAGE in service
(unaudited and square feet in thousands)
		Owned by Company
	Total
	Portfolio	Total	Office	Retail	Showroom	Other
Segment:
New York:
Office	21,724	18,051	17,868	-	183	-
Retail	2,550	2,370	-	2,370	-	-
Alexander's (32.4% interest)	2,178	706	287	419	-	-
Hotel Pennsylvania	1,400	1,400	-	-	-	1,400
Residential (1,653 units)	1,521	761	-	-	-	761
	29,373	23,288	18,155	2,789	183	2,161

Washington, DC:
Office, excluding the Skyline properties	13,148	10,782	10,004	778	-	-
Skyline properties	2,648	2,648	2,593	55	-	-
Total Office	15,796	13,430	12,597	833	-	-
Residential (2,414 units)	2,597	2,455	-	-	-	2,455
Other	555	555	-	9	-	546
	18,948	16,440	12,597	842	-	3,001

Other:
The Mart	3,637	3,628	1,895	100	1,633	-
555 California Street (70% interest)	1,800	1,260	1,167	93	-	-
Other	751	751	-	751	-	-
	6,188	5,639	3,062	944	1,633	-

Total square feet at September 30, 2015	54,509	45,367	33,814	4,575	1,816	5,162

Total square feet at June 30, 2015	54,046	44,649	33,384	4,288	1,986	4,991

			Number of	Number of
Parking Garages (not included above):		Square Feet	Garages	Spaces
New York		1,702	11	4,980
Washington, DC		8,824	55	29,322
The Mart		558	4	1,664
555 California Street		168	1	453
Total at September 30, 2015		11,252	71	36,419

TOP 30 TENANTS
(unaudited)

		2015
		Annualized	% of 2015
	Square	Revenues	Annualized
Tenants	Footage	(in thousands)	Revenues
U.S. Government	4,501,775	$157,646	6.3%
IPG and affiliates	829,325	48,487	1.9%
AXA Equitable Life Insurance	480,920	41,387	1.6%
Macy's	665,433	36,668	1.5%
Amazon.com	470,143	32,173	1.3%
Neuberger Berman Group LLC	411,894	31,066	1.2%
Bank of America	413,463	28,351	1.1%
J. Crew	389,968	28,089	1.1%
Ziff Brothers Investments, Inc.	287,030	27,697	1.1%
McGraw-Hill Companies, Inc.	479,557	27,411	1.1%
Madison Square Garden	393,299	24,450	1.0%
Facebook	275,635	22,830	0.9%
Topshop	94,349	21,495	0.9%
Fast Retailing (Uniqlo)	90,732	20,911	0.8%
The City of New York	523,105	20,423	0.8%
Motorola Mobility (guaranteed by Google)	607,872	20,386	0.8%
AOL	234,515	20,143	0.8%
Forever 21	127,779	19,850	0.8%
AMC Networks, Inc.	290,030	18,993	0.8%
Hollister	21,741	17,901	0.7%
JCPenney	154,038	17,511	0.7%
Bryan Cave LLP	213,946	16,585	0.7%
Family Health International	340,605	15,788	0.6%
Cushman & Wakefield	166,287	15,266	0.6%
Lockheed Martin	312,754	14,141	0.6%
New York & Company, Inc.	197,154	12,890	0.5%
Sears Holding Company (Kmart Corporation and Sears Corporation)	286,705	12,550	0.5%
Information Builders, Inc.	243,486	11,894	0.5%
Hennes & Mauritz	42,769	11,833	0.5%
Fitzpatrick Cella Harper	130,424	11,427	0.5%

LEASE EXPIRATIONS
NEW YORK SEGMENT
(unaudited)
		Our share of
		Square Feet	Weighted Average Annual		Percentage of
	Year of Lease	of Expiring	Rent of Expiring Leases		Annualized
	Expiration	Leases	Total	Per Sq. Ft.	Escalated Rent
Office:	Month to Month	34,000	$1,781,000	$52.38	0.2%

	Fourth Quarter 2015	74,000	4,963,000	67.07	0.5%
	First Quarter 2016	118,000	6,696,000	56.75	0.6%
	Second Quarter 2016	152,000	9,495,000	62.47	0.9%
	Third Quarter 2016	308,000	20,795,000	67.52	1.9%
	Fourth Quarter 2016	294,000	22,402,000	76.20	2.1%
	Total 2016	872,000	59,388,000	67.07	7.7%
	2017	1,012,000	60,125,000	59.41	5.5%
	2018	1,031,000	78,692,000	76.33	7.2%
	2019	982,000	68,397,000	69.65	6.3%
	2020	1,554,000	93,654,000	60.27	8.6%
	2021	1,247,000	80,426,000	64.50	7.4%
	2022	522,000	30,841,000	59.08	2.8%
	2023	1,638,000	117,720,000	71.87	10.8%
	2024	1,214,000	91,634,000	75.48	8.4%

Retail:	Month to Month	12,000	$1,433,000	$119.42	0.4%

	Fourth Quarter 2015	12,000	1,705,000	142.08	0.4%
	First Quarter 2016	21,000	3,435,000	163.57	0.9%
	Second Quarter 2016	7,000	3,512,000	501.71	0.9%
	Third Quarter 2016	8,000	816,000	102.00	0.2%
	Fourth Quarter 2016	23,000	9,089,000	395.17	2.3%
	Total 2016	59,000	16,852,000	285.63	4.2%
	2017	16,000	4,159,000	259.94	1.0%
	2018	158,000	39,148,000	247.77	9.7%
	2019	181,000	32,101,000	177.35	8.0%
	2020	65,000	10,536,000	162.09	2.6%
	2021	38,000	7,500,000	197.37	1.9%
	2022	35,000	4,179,000	119.40	1.0%
	2023	81,000	19,261,000	237.79	4.8%
	2024	172,000	59,459,000	345.69	14.8%

LEASE EXPIRATIONS
WASHINGTON, DC SEGMENT
(unaudited)
		Our share of
		Square Feet	Weighted Average Annual		Percentage of
	Year of Lease	of Expiring	Rent of Expiring Leases		Annualized
	Expiration	Leases	Total	Per Sq. Ft.	Escalated Rent
Office:	Month to Month	225,000	$7,261,000	$32.32	1.7%

	Fourth Quarter 2015	519,000	19,422,000	37.42	4.4%
	First Quarter 2016	679,000	26,504,000	39.02	6.0%
	Second Quarter 2016	196,000	8,493,000	43.35	1.9%
	Third Quarter 2016	244,000	11,672,000	47.84	2.7%
	Fourth Quarter 2016	255,000	12,628,000	49.63	2.9%
	Total 2016	1,374,000	59,297,000	43.17	13.5%
	2017	622,000	25,963,000	41.75	5.9%
	2018	1,040,000	46,099,000	44.32	10.5%
	2019	1,519,000	64,595,000	42.54	14.7%
	2020	930,000	44,007,000	47.31	10.0%
	2021	648,000	29,099,000	44.89	6.6%
	2022	937,000	41,370,000	44.16	9.4%
	2023	178,000	8,351,000	46.87	1.9%
	2024	448,000	17,842,000	39.79	4.1%

LEASING ACTIVITY
(unaudited)

The leasing activity and related statistics in the table below are based on leases signed during the period and are not intended to coincide with the commencement of rental revenue in accordance with accounting principles generally accepted in the United States of America (“GAAP”).  Second generation relet space represents square footage that has not been vacant for more than nine months and tenant improvements and leasing commissions are based on our share of square feet leased during the period.

(square feet in thousands)	New York		Washington, DC
	Office	Retail	Office
Quarter Ended September 30, 2015
Total square feet leased	509	45	414
Our share of square feet leased:	371	45	405
Initial rent (1)	$79.80	$707.96	$45.46
Weighted average lease term (years)	5.7	15.2	5.9
Second generation relet space:
Square feet	334	44	331
Cash basis:
Initial rent (1)	$78.61	$722.36	$46.32
Prior escalated rent	$63.04	$321.63	$48.57
Percentage increase (decrease)	24.7%	124.6%	(4.6%)
GAAP basis:
Straight-line rent (2)	$77.76	$783.69	$43.03
Prior straight-line rent	$62.00	$274.10	$46.56
Percentage increase (decrease)	25.4%	185.9%	(7.6%)
Tenant improvements and leasing commissions:
Per square foot	$42.07	$777.37	$36.10
Per square foot per annum	$7.38	$51.14	$6.12
Percentage of initial rent	9.2%	7.2%	13.5%

Nine Months Ended September 30, 2015
Total square feet leased	1,666	88	1,579
Our share of square feet leased:	1,282	79	1,492
Initial rent (1)	$80.09	$907.45	$39.31
Weighted average lease term (years)	8.7	14.1	9.0
Second generation relet space:
Square feet	854	71	1,038
Cash basis:
Initial rent (1)	$80.64	$895.79	$38.91	(3)
Prior escalated rent	$68.56	$336.95	$43.63	(3)
Percentage increase (decrease)	17.6%	165.9%	(10.8%)	(3)
GAAP basis:
Straight-line rent (2)	$78.58	$1,051.09	$36.45	(3)
Prior straight-line rent	$64.70	$514.67	$41.02	(3)
Percentage increase (decrease)	21.5%	104.2%	(11.1%)	(3)
Tenant improvements and leasing commissions:
Per square foot	$69.06	$712.66	$60.08
Per square foot per annum	$7.94	$50.54	$6.68
Percentage of initial rent	9.9%	5.6%	17.0%

See notes on the following page.

LEASING ACTIVITY
(unaudited)

(square feet in thousands)	New York		Washington, DC
	Office	Retail	Office
Year Ended December 31, 2014
Total square feet leased	3,973	119	1,817
Our share of square feet leased:	3,416	114	1,674
Initial rent (1)	$66.78	$327.38	$38.57
Weighted average lease term (years)	11.3	11.2	8.2
Second generation relet space:
Square feet	2,550	92	1,121
Cash basis:
Initial rent (1)	$68.18	$289.74	$38.57
Prior escalated rent	$60.50	$206.62	$41.37
Percentage increase (decrease)	12.7%	40.2%	(6.8%)
GAAP basis:
Straight-line rent (2)	$67.44	$331.33	$36.97
Prior straight-line rent	$56.76	$204.15	$38.25
Percentage increase (decrease)	18.8%	62.3%	(3.3%)
Tenant improvements and leasing commissions:
Per square foot	$75.89	$110.60	$46.77
Per square foot per annum	$6.72	$9.88	$5.70
Percentage of initial rent	10.1%	3.0%	14.8%

(1)

Represents the cash basis weighted average starting rent per square foot, which is generally indicative of market rents.  Most leases include free rent and periodic step-ups in rent which are not included in the initial cash basis rent per square foot but are included in the GAAP basis straight-line rent per square foot.

(2)	Represents the GAAP basis weighted average rent per square foot that is recognized over the term of the respective leases, and includes the effect of free rent and periodic step-ups in rent.

(3)

Excluding 371 square feet of leasing activity with the U.S. Marshals Service (of which 293 square feet are second generation relet space), the initial rent and prior escalated rent on a cash basis was $41.63 and $43.45 per square foot, respectively (4.2% decrease), and the initial rent and prior escalated rent on a GAAP basis was $39.00 and $41.34 per square foot, respectively (5.7% decrease).

OCCUPANCY, SAME STORE EBITDA AND RESIDENTIAL STATISTICS
(unaudited)

Occupancy and Same Store EBITDA:
				New York	Washington, DC (1)
Occupancy rate at:
	September 30, 2015			96.2%	84.7%
	June 30, 2015			96.5%	84.8%
	December 31, 2014			96.9%	83.6%
	September 30, 2014			96.7%	83.2%

Same store EBITDA % increase (decrease):
	Three months ended September 30, 2015 vs. September 30, 2014			1.4% (2)	(4.5%)
	Nine months ended September 30, 2015 vs. September 30, 2014			2.0% (3)	(1.4%)
	Three months ended September 30, 2015 vs. June 30, 2015			(0.9%) (4)	(5.4%)

Cash basis same store EBITDA % (decrease) increase:
	Three months ended September 30, 2015 vs. September 30, 2014			(0.3%) (2)	(9.4%)
	Nine months ended September 30, 2015 vs. September 30, 2014			2.4% (3)	(6.8%)
	Three months ended September 30, 2015 vs. June 30, 2015			(3.5%) (4)	(7.2%)

(1)	The total office occupancy rates for the Washington, DC segment were as follows:

	September 30, 2015	82.2%
	June 30, 2015	82.4%
	December 31, 2014	80.7%
	September 30, 2014	80.2%

(2)	Excluding Hotel Pennsylvania, same store EBITDA increased by 2.2% and by 0.5% on a cash basis.

(3)	Excluding Hotel Pennsylvania, same store EBITDA increased by 2.7% and by 3.1% on a cash basis.

(4)	Excluding Hotel Pennsylvania, same store EBITDA decreased by 0.4% and by 3.0% on a cash basis.

Residential Statistics:
				Average Monthly
		Number of Units	Occupancy Rate	Rent Per Unit
	New York:
	September 30, 2015	1,653	94.7%	$3,318
	June 30, 2015	1,654	96.1%	$3,289
	December 31, 2014	1,654	95.7%	$3,163
	September 30, 2014	1,655	94.7%	$3,074

	Washington, DC:
	September 30, 2015	2,414	95.3%	$2,105
	June 30, 2015	2,414	95.4%	$2,107
	December 31, 2014	2,414	97.4%	$2,078
	September 30, 2014	2,414	97.0%	$2,102

CAPITAL EXPENDITURES,
TENANT IMPROVEMENTS AND LEASING COMMISSIONS

CONSOLIDATED
(unaudited and in thousands)
	Nine Months Ended	Year Ended December 31,
	September 30, 2015	2014	2013
Capital expenditures (accrual basis):
Expenditures to maintain assets	$76,461	$107,728	$73,130
Tenant improvements	128,271	205,037	120,139
Leasing commissions	40,661	79,636	51,476
Non-recurring capital expenditures	101,517	122,330	49,441
Total capital expenditures and leasing commissions (accrual basis)	346,910	514,731	294,186
Adjustments to reconcile to cash basis:
Expenditures in the current year applicable to prior periods	100,704	140,490	155,035
Expenditures to be made in future periods for the current period	(196,872)	(313,746)	(150,067)
Total capital expenditures and leasing commissions (cash basis)	$250,742	$341,475	$299,154

Our share of square feet leased	2,853	5,204	3,537
Tenant improvements and leasing commissions per square foot per annum	$9.13	$6.53	$5.55
Percentage of initial rent	11.2%	10.3%	9.3%

Development and redevelopment expenditures:
220 Central Park South	$98,680	$78,059	$243,687
The Bartlett	72,309	38,163	6,289
330 West 34th Street	25,707	41,592	6,832
90 Park Avenue	20,430	8,910	-
Marriott Marquis Times Square - retail and signage	19,069	112,390	40,356
Wayne Towne Center	17,827	19,740	4,927
2221 South Clark Street (residential conversion)	14,478	3,481	283
640 Fifth Avenue	11,603	440	-
Penn Plaza	11,003	4,009	731
251 18th Street	4,863	4,866	1,430
S. Clark Street/12th Street	3,120	2,787	5,104
608 Fifth Avenue	2,527	20,377	3,492
7 West 34th Street	1,460	11,555	-
Other	36,510	197,818	156,286
	$339,586	$544,187	$469,417

CAPITAL EXPENDITURES,
TENANT IMPROVEMENTS AND LEASING COMMISSIONS

NEW YORK SEGMENT
(unaudited and in thousands)
	Nine Months Ended	Year Ended December 31,
	September 30, 2015	2014	2013
Capital expenditures (accrual basis):
Expenditures to maintain assets	$41,796	$48,518	$34,553
Tenant improvements	50,702	143,007	87,275
Leasing commissions	26,909	66,369	39,348
Non-recurring capital expenditures	67,623	64,423	11,579
Total capital expenditures and leasing commissions (accrual basis)	187,030	322,317	172,755
Adjustments to reconcile to cash basis:
Expenditures in the current year applicable to prior periods	50,013	67,577	56,345
Expenditures to be made in future periods for the current period	(99,269)	(205,258)	(91,107)
Total capital expenditures and leasing commissions (cash basis)	$137,774	$184,636	$137,993

Our share of square feet leased	1,361	3,530	2,145
Tenant improvements and leasing commissions per square foot per annum	$11.81	$6.82	$5.89
Percentage of initial rent	9.2%	9.1%	8.1%

Development and redevelopment expenditures:
330 West 34th Street	$25,707	$41,592	$6,832
90 Park Avenue	20,430	8,910	-
Marriott Marquis Times Square - retail and signage	19,069	112,390	40,356
640 Fifth Avenue	11,603	440	-
Penn Plaza	11,003	4,009	731
608 Fifth Avenue	2,527	20,377	3,492
7 West 34th Street	1,460	11,555	-
Other	3,472	14,533	34,574
	$95,271	$213,806	$85,985

CAPITAL EXPENDITURES,
TENANT IMPROVEMENTS AND LEASING COMMISSIONS

WASHINGTON, DC SEGMENT
(unaudited and in thousands)
	Nine Months Ended	Year Ended December 31,
	September 30, 2015	2014	2013
Capital expenditures (accrual basis):
Expenditures to maintain assets	$14,722	$23,425	$22,165
Tenant improvements	45,837	37,842	6,976
Leasing commissions	5,792	5,857	4,389
Non-recurring capital expenditures	32,762	37,798	37,342
Total capital expenditures and leasing commissions (accrual basis)	99,113	104,922	70,872
Adjustments to reconcile to cash basis:
Expenditures in the current year applicable to prior periods	27,029	45,084	26,075
Expenditures to be made in future periods for the current period	(70,128)	(63,283)	(36,702)
Total capital expenditures and leasing commissions (cash basis)	$56,014	$86,723	$60,245

Our share of square feet leased	1,492	1,674	1,392
Tenant improvements and leasing commissions per square foot per annum	$6.68	$5.70	$4.75
Percentage of initial rent	17.0%	14.8%	11.9%

Development and redevelopment expenditures:
The Bartlett	$72,309	$38,163	$6,289
2221 South Clark Street (residential conversion)	14,478	3,481	283
251 18th Street	4,863	4,866	1,430
S. Clark Street/12th Street	3,120	2,787	5,104
Other	17,969	34,348	28,595
	$112,739	$83,645	$41,701

CAPITAL EXPENDITURES,
TENANT IMPROVEMENTS AND LEASING COMMISSIONS

OTHER
(unaudited and in thousands)
	Nine Months Ended	Year Ended December 31,
	September 30, 2015	2014	2013
Capital expenditures (accrual basis):
Expenditures to maintain assets	$19,943	$35,785	$16,412
Tenant improvements	31,732	24,188	25,888
Leasing commissions	7,960	7,410	7,739
Non-recurring capital expenditures	1,132	20,109	520
Total capital expenditures and leasing commissions (accrual basis)	60,767	87,492	50,559
Adjustments to reconcile to cash basis:
Expenditures in the current year applicable to prior periods	23,662	27,829	72,615
Expenditures to be made in future periods for the current period	(27,475)	(45,205)	(22,258)
Total capital expenditures and leasing commissions (cash basis)	$56,954	$70,116	$100,916

Development and redevelopment expenditures:
220 Central Park South	$98,680	$78,059	$243,687
Wayne Towne Center	17,827	19,740	4,927
Other	15,069	148,937	93,117
	$131,576	$246,736	$341,731

DEVELOPMENT COSTS AND CONSTRUCTION IN PROGRESS
(unaudited and in thousands, except square feet)
	Zoning Square Feet
		At September 30, 2015
Development Projects		Total	Development Costs Expended	Land and Acquisition Costs
New York:
220 Central Park South - Residential Condominiums	472,000	$734,437	$238,047	$496,390
1535 Broadway - Marriott Marquis - Retail	109,000	195,173	73,944	121,229
Other		132,203	132,203	-
Total New York		1,061,813	444,194	617,619

Washington, DC:
The Bartlett - Rental Residential / Retail	618,000	186,796	145,496	41,300
Other		136,600	136,600	-
Total Washington, DC		323,396	282,096	41,300

Other Projects		4,262	4,262	-

Total Amount on the Balance Sheet		$1,389,471	$730,552	$658,919

	Zoning Square Feet	Total

Undeveloped Land
Metropolitan Park 6, 7 & 8 - Rental Residential (1,403 Units) / Retail	1,144,000	$85,066
PenPlace - Office / Hotel (300 Units)	1,381,000	71,283
1900 Crystal Drive	712,000	35,924
29, 31, 33 West 57th Street	150,000	35,818
Square 649	675,000	19,828
223 23rd Street - Office / Rental Residential (353 Units)	937,000	16,361
527 West Kinzie	330,000	5,187
Total		$269,467

NEW YORK SEGMENT
PROPERTY TABLE
			Weighted	Square Feet
			Average			Under Development
	%	%	Annual Rent	Total		or Not Available	Encumbrances
Property	Ownership	Occupancy	PSF (1)	Property	In Service	for Lease	(in thousands)	Major Tenants
NEW YORK:
Penn Plaza:
One Penn Plaza								Cisco, MWB Leasing, Parsons Brinkerhoff, Symantec Corporation,
(ground leased through 2098)								United Health Care, United States Customs Department,
-Office	100.0%	97.8%	$59.06	2,255,000	2,255,000	-		URS Corporation Group Consulting, Lion Resources
-Retail	100.0%	98.6%	122.30	270,000	270,000	-		Bank of America, Kmart Corporation
	100.0%	97.9%	65.82	2,525,000	2,525,000	-	$-

Two Penn Plaza								EMC, Forest Electric, Information Builders, Inc.,
-Office	100.0%	100.0%	55.72	1,581,000	1,581,000	-		Madison Square Garden, McGraw-Hill Companies, Inc.
-Retail	100.0%	38.3%	192.39	50,000	50,000	-		Chase Manhattan Bank
	100.0%	98.1%	59.91	1,631,000	1,631,000	-	575,000

Eleven Penn Plaza
-Office	100.0%	99.6%	58.58	1,133,000	1,133,000	-		Macy's, Madison Square Garden, AMC Networks, Inc.
-Retail	100.0%	69.5%	227.95	18,000	18,000	-		PNC Bank National Association
	100.0%	99.1%	61.23	1,151,000	1,151,000	-	450,000

100 West 33rd Street
-Office	100.0%	100.0%	57.95	851,000	851,000	-	398,402	IPG and affiliates, Rocket Fuel

Manhattan Mall
-Retail	100.0%	87.9%	138.17	256,000	256,000	-	181,598	JCPenney, Aeropostale, Express

330 West 34th Street
(ground leased through 2148 -
34.8% ownership interest in the land)								New York & Company, Inc.,
-Office	100.0%	100.0%	57.92	698,000	520,000	178,000		Deutsch, Inc., Yodle, Inc., Footlocker (lease not yet commenced)
-Retail	100.0%	-	-	19,000	-	19,000
	100.0%	100.0%	57.92	717,000	520,000	197,000	50,150

435 Seventh Avenue
-Retail	100.0%	100.0%	276.67	43,000	43,000	-	98,000	Hennes & Mauritz

7 West 34th Street
-Office	100.0%	100.0%	62.84	456,000	456,000	-		Amazon
-Retail	100.0%	100.0%	306.71	21,000	21,000	-		Mango NY Inc., Amazon (lease not yet commenced)
	100.0%	100.0%	73.57	477,000	477,000	-	-

484 Eighth Avenue
-Retail	100.0%	-	-	16,000	-	16,000	-

431 Seventh Avenue
-Retail	100.0%	100.0%	248.55	10,000	10,000	-	-

488 Eighth Avenue
-Retail	100.0%	100.0%	75.66	6,000	6,000	-	-

267 West 34th Street
-Retail	100.0%	100.0%	166.55	6,000	6,000	-	-

150 West 34th Street
-Retail	100.0%	100.0%	68.66	78,000	78,000	-	205,000	Old Navy

NEW YORK SEGMENT
PROPERTY TABLE
			Weighted		Square Feet
			Average				Under Development
	%	%	Annual Rent		Total		or Not Available	Encumbrances
Property	Ownership	Occupancy	PSF (1)		Property	In Service	for Lease	(in thousands)	Major Tenants
NEW YORK (Continued):
Penn Plaza (Continued):
137 West 33rd Street
-Retail	100.0%	100.0%	$91.21		3,000	3,000	-	$-

138-142 West 32nd Street
-Retail	100.0%	85.4%	91.56		8,000	8,000	-	-

265 West 34th Street
-Retail	100.0%	100.0%	595.49		3,000	3,000	-	-

Total Penn Plaza					7,781,000	7,568,000	213,000	1,958,150

Midtown East:
909 Third Avenue									IPG and affiliates, Forest Laboratories, Geller & Company,
(ground leased through 2063)									Morrison Cohen LLP, Robeco USA Inc.,
-Office	100.0%	100.0%	58.49	(2)	1,343,000	1,343,000	-	350,000	United States Post Office, The Procter & Gamble Distributing LLC

150 East 58th Street									Castle Harlan, Tournesol Realty LLC. (Peter Marino),
-Office	100.0%	98.2%	69.50		541,000	541,000	-		Various showroom tenants
-Retail	100.0%	100.0%	172.99		2,000	2,000	-
	100.0%	98.2%	69.88		543,000	543,000	-	-

715 Lexington
-Retail	100.0%	100.0%	263.74		23,000	23,000	-	-	New York & Company, Inc., Zales

966 Third Avenue
-Retail	100.0%	100.0%	89.16		7,000	7,000	-	-	McDonald's

968 Third Avenue
-Retail	50.0%	100.0%	258.57		6,000	6,000	-	-	Capital One Financial Corporation

Total Midtown East					1,922,000	1,922,000	-	350,000

Midtown West:
888 Seventh Avenue									TPG-Axon Capital, Lone Star US Acquisitions LLC,
(ground leased through 2067)									Pershing Square Capital Management,
-Office	100.0%	90.0%	87.49		867,000	867,000	-		Vornado Executive Headquarters
-Retail	100.0%	100.0%	244.07		15,000	15,000	-		Redeye Grill L.P.
	100.0%	90.2%	90.15		882,000	882,000	-	318,554

57th Street - 2 buildings
-Office	50.0%	99.2%	55.17		81,000	81,000	-	20,000	Various
-Retail	50.0%	100.0%	122.20		22,000	22,000	-	-
	50.0%	99.4%	69.49		103,000	103,000	-	20,000

825 Seventh Avenue
-Office	50.0%	100.0%	74.64		165,000	165,000	-	20,500	Young & Rubicam
-Retail	100.0%	100.0%	267.77		4,000	4,000	-	-	Lindy's
		100.0%	79.21		169,000	169,000	-	20,500

Total Midtown West					1,154,000	1,154,000	-	359,054

NEW YORK SEGMENT
PROPERTY TABLE
			Weighted	Square Feet
			Average			Under Development
	%	%	Annual Rent	Total		or Not Available	Encumbrances
Property	Ownership	Occupancy	PSF (1)	Property	In Service	for Lease	(in thousands)	Major Tenants
NEW YORK (Continued):
Park Avenue:
280 Park Avenue								Cohen & Steers Inc., GIC Inc,
								Franklin Templeton Co. LLC (lease not commenced),
-Office	50.0%	100.0%	$96.65	1,217,000	1,092,000	125,000		New Advisory L.P., Investcorp International Inc.
-Retail	50.0%	100.0%	218.22	26,000	4,000	22,000		Scottrade Inc., Starbucks
	50.0%	100.0%	99.19	1,243,000	1,096,000	147,000	$724,846

350 Park Avenue								Kissinger Associates Inc., Ziff Brothers Investment Inc.,
-Office	100.0%	99.2%	95.99	553,000	553,000	-		MFA Financial Inc., M&T Bank
-Retail	100.0%	100.0%	207.17	17,000	17,000	-		Fidelity Investment, AT&T Wireless, Valley National Bank
	100.0%	99.3%	99.31	570,000	570,000	-	290,690

Total Park Avenue				1,813,000	1,666,000	147,000	1,015,536

Grand Central:
90 Park Avenue								Alston & Bird, Amster, Rothstein & Ebenstein,
-Office	100.0%	75.1%	69.77	921,000	921,000	-		Capital One, Factset Research Systems Inc., Foley & Lardner
-Retail	100.0%	100.0%	116.84	25,000	25,000	-		Citibank
		75.8%	71.02	946,000	946,000	-	-

330 Madison Avenue								Guggenheim Partners LLC, HSBC Bank AFS,
-Office	25.0%	97.0%	69.77	809,000	809,000	-		Jones Lang LaSalle Inc., Wells Fargo, American Century
-Retail	25.0%	100.0%	283.46	33,000	33,000	-		Ann Taylor Retail Inc., Citibank
	25.0%	97.1%	78.15	842,000	842,000	-	150,000

510 Fifth Avenue
-Retail	100.0%	90.6%	150.68	65,000	65,000	-	29,772	Joe Fresh

Total Grand Central				1,853,000	1,853,000	-	179,772

NEW YORK SEGMENT
PROPERTY TABLE
			Weighted	Square Feet
			Average				Under Development
	%	%	Annual Rent	Total			or Not Available	Encumbrances
Property	Ownership	Occupancy	PSF (1)	Property		In Service	for Lease	(in thousands)	Major Tenants
NEW YORK (Continued):
Madison/Fifth:
640 Fifth Avenue									Fidelity Investments, Owl Creek Asset Management LP,
-Office	100.0%	92.5%	$89.93	266,000		266,000	-		Stifel Financial Corp., GCA Savvian Inc
-Retail	100.0%	88.8%	769.59	69,000		69,000	-		Victoria's Secret (lease not yet commenced)
	100.0%	91.7%	229.92	335,000		335,000	-	$-

666 Fifth Avenue									Fulbright & Jaworski, Colliers International NY LLC,
-Office (Office Condo)	49.5%	75.4%	76.19	1,370,000		1,370,000	-	1,264,983	Integrated Holding Group, Vinson & Elkins LLP
-Retail (Office Condo)	49.5%	100.0%	170.48	45,000		45,000	-	-	HSBC Bank USA, Citibank
-Retail (Retail Condo)	100.0%	100.0%	380.71	114,000	(3)	114,000	-	390,000	Uniqlo, Hollister, Swatch
		78.0%	101.67	1,529,000		1,529,000	-	1,654,983

595 Madison Avenue									Beauvais Carpets, Levin Capital Strategies LP,
-Office	100.0%	97.5%	76.72	292,000		292,000	-		Cosmetech Mably Int'l LLC.
-Retail	100.0%	100.0%	785.11	30,000		30,000	-		Coach, Prada
	100.0%	97.7%	142.72	322,000		322,000	-	-

650 Madison Avenue									Memorial Sloan Kettering Cancer Center, Polo Ralph Lauren,
-Office	20.1%	87.2%	107.46	524,000		524,000	-		Willett Advisors LLC
-Retail	20.1%	100.0%	739.87	71,000		32,000	39,000		Bottega Veneta Inc., Moncler USA Inc. (lease not yet commenced)
	20.1%	88.7%	182.92	595,000		556,000	39,000	800,000

689 Fifth Avenue
-Office	100.0%	94.6%	74.81	82,000		82,000	-		Yamaha Artist Services Inc., Brunello Cucinelli USA Inc.
-Retail	100.0%	100.0%	764.73	18,000		18,000	-		MAC Cosmetics, Massimo Dutti
	100.0%	95.6%	199.00	100,000		100,000	-	-

655 Fifth Avenue
-Retail	92.5%	100.0%	209.68	57,000		57,000	-	140,000	Ferragamo

697-703 Fifth Avenue (St. Regis)									Swatch (lease not yet commenced),
-Retail	74.3%	100.0%	2,407.54	26,000		26,000	-	-	Harry Winston (lease not yet commenced)

Total Madison/Fifth				2,964,000		2,925,000	39,000	2,594,983

Midtown South:
770 Broadway
-Office	100.0%	100.0%	72.23	988,000		988,000	-		AOL, J. Crew, Facebook, Structure Tone
-Retail	100.0%	100.0%	51.37	168,000		168,000	-		Ann Taylor Retail Inc., Bank of America, Kmart Corporation
	100.0%	100.0%	69.20	1,156,000		1,156,000	-	353,000

One Park Avenue									New York University, Clarins USA Inc.,
-Office	55.0%	96.5%	46.37	868,000		868,000	-		Public Service Mutual Insurance
-Retail	55.0%	100.0%	61.80	79,000		79,000	-		Bank of Baroda, Citibank, Equinox, Men's Wearhouse
	55.0%	96.8%	47.66	947,000		947,000	-	252,231

4 Union Square South
-Retail	100.0%	100.0%	97.37	206,000		206,000	-	118,510	Burlington Coat Factory, Whole Foods Market, DSW, Forever 21

692 Broadway
-Retail	100.0%	100.0%	72.12	35,000		35,000	-	-	Equinox, Major League Baseball

Total Midtown South				2,344,000		2,344,000	-	723,741

NEW YORK SEGMENT
PROPERTY TABLE
			Weighted	Square Feet
			Average			Under Development
	%	%	Annual Rent	Total		or Not Available	Encumbrances
Property	Ownership	Occupancy	PSF (1)	Property	In Service	for Lease	(in thousands)	Major Tenants
NEW YORK (Continued):
Rockefeller Center:
1290 Avenue of the Americas								AXA Equitable Life Insurance, Hachette Book Group Inc.,
								Bryan Cave LLP, Neuberger Berman Group LLC, SSB Realty LLC,
								Cushman & Wakefield, Fitzpatrick,
-Office	70.0%	99.3%	$76.77	2,029,000	2,029,000	-		Cella, Harper & Scinto, Columbia University
-Retail	70.0%	100.0%	166.17	78,000	78,000	-		Duane Reade, JPMorgan Chase Bank, Sovereign Bank
	70.0%	99.3%	80.08	2,107,000	2,107,000	-	$950,000

608 Fifth Avenue (ground leased through 2033)
-Office	100.0%	95.3%	59.19	87,000	87,000	-
-Retail	100.0%	100.0%	425.20	44,000	44,000	-		Topshop
	100.0%	96.9%	182.12	131,000	131,000	-	-

Total Rockefeller Center				2,238,000	2,238,000	-	950,000

Wall Street/Downtown:
20 Broad Street (ground leased through 2081)
-Office	100.0%	97.3%	60.38	473,000	473,000	-	-

40 Fulton Street
-Office	100.0%	94.5%	38.90	245,000	245,000	-		Market News International Inc., Sapient Corp.
-Retail	100.0%	100.0%	111.63	5,000	5,000	-		TD Bank
	100.0%	94.6%	40.35	250,000	250,000	-	-

Total Wall Street/Downtown				723,000	723,000	-	-

Soho:
478-486 Broadway - 2 buildings
-Retail	100.0%	100.0%	161.26	85,000	85,000	-	-	Topshop, Madewell, J. Crew

443 Broadway
-Retail	100.0%	100.0%	128.80	16,000	16,000	-	-	Necessary Clothing

304 Canal Street
-Retail	100.0%	-	-	14,000	-	14,000	-

334 Canal Street
-Retail	100.0%	-	-	15,000	11,000	4,000	-

155 Spring Street
-Retail	100.0%	98.5%	82.80	49,000	49,000	-	-	Sigrid Olsen

148 Spring Street
-Retail	100.0%	100.0%	138.36	7,000	7,000	-	-

150 Spring Street
-Retail	100.0%	100.0%	253.97	7,000	7,000	-	-	Sandro

Total Soho				193,000	175,000	18,000	-

NEW YORK SEGMENT
PROPERTY TABLE
				Weighted	Square Feet
				Average			Under Development
	%		%	Annual Rent	Total		or Not Available	Encumbrances
Property	Ownership		Occupancy	PSF (1)	Property	In Service	for Lease	(in thousands)		Major Tenants
NEW YORK (Continued):
Times Square:
1540 Broadway										Forever 21, Planet Hollywood, Disney, Sunglass Hut,
-Retail	100.0%		100.0%	$225.69	160,000	160,000	-	$-		MAC Cosmetics, U.S. Polo

1535 Broadway (Marriott Marquis - retail and signage)
(ground and building leased through 2032)
-Retail	100.0%		100.0%	2,102.54	46,000	10,000	36,000			T-Mobile, Invicta, Swatch
-Theatre	100.0%		100.0%	13.05	62,000	62,000	-			Nederlander-Marquis Theatre
			100.0%	244.30	108,000	72,000	36,000	-

Total Times Square					268,000	232,000	36,000	-

Upper East Side:
828-850 Madison Avenue
-Retail	100.0%		100.0%	589.69	18,000	18,000	-	80,000		Gucci, Chloe, Cartier, Cho Cheng, Christofle Silver Inc.

677-679 Madison Avenue
-Retail	100.0%		100.0%	455.19	8,000	8,000	-	-		Berluti

40 East 66th Street
-Retail	100.0%		100.0%	975.78	11,000	11,000	-	-		John Varvatos, Nespresso USA, J. Crew

1131 Third Avenue
-Retail	100.0%		100.0%	143.01	22,000	22,000	-	-		Nike, Crunch LLC, J.Jill

Total Upper East Side					59,000	59,000	-	80,000

Long Island City:
33-00 Northern Boulevard
-Office	100.0%		95.5%	30.24	446,000	446,000	-	61,882		The City of New York, NYC Transit Authority

Chelsea/Meatpacking District:
260 Eleventh Avenue - 2 buildings
(ground leased through 2114)
-Office	100.0%		100.0%	46.03	184,000	184,000	-	-		The City of New York

85 Tenth Avenue										Google, General Services Administration,
										Telehouse International Corp., L-3 Communications,
-Office	49.9%	(4)	100.0%	71.48	573,000	573,000	-			Moet Hennessy USA. Inc.
-Retail	49.9%	(4)	100.0%	65.10	39,000	39,000	-			Craft Restaurants Inc., IL Posto LLC, Toro NYC Restaurant
	49.9%	(4)	100.0%	71.08	612,000	612,000	-	270,000	(5)

Total Chelsea/Meatpacking District					796,000	796,000	-	270,000

NEW YORK SEGMENT
PROPERTY TABLE
			Weighted	Square Feet
			Average			Under Development
	%	%	Annual Rent	Total		or Not Available	Encumbrances
Property	Ownership	Occupancy	PSF (1)	Property	In Service	for Lease	(in thousands)	Major Tenants
NEW YORK (Continued):
New Jersey:
Paramus
-Office	100.0%	98.6%	$21.01	129,000	129,000	-	$-	Vornado's Administrative Headquarters

Washington D.C.:
3040 M Street
-Retail	100.0%	100.0%	62.16	44,000	44,000	-	-	Nike, Barneys

Properties to be Developed:
512 West 22nd Street
-Office	55.0%	-	-	173,000	-	173,000	35,100

61 Ninth Avenue
-Office	50.1%	-	-	135,000	-	135,000	-

57th Street (3 buildings)
-Office	50.0%	-	-	-	-	-
-Retail	50.0%	-	-	-	-	-
	50.0%	-	-	-	-	-	-

Total Properties to be Developed				308,000	-	308,000	35,100

New York Office:

Total		95.6%	$67.81	22,335,000	21,724,000	611,000	$7,335,337

Vornado's Ownership Interest		96.2%	$65.77	18,455,000	18,051,000	404,000	$5,287,587

New York Retail:

Total		96.5%	$206.68	2,700,000	2,550,000	150,000	$1,242,881

Vornado's Ownership Interest		96.3%	$202.31	2,478,000	2,370,000	108,000	$1,242,881

NEW YORK SEGMENT
PROPERTY TABLE
			Weighted	Square Feet
			Average			Under Development
	%	%	Annual Rent	Total		or Not Available	Encumbrances
Property	Ownership	Occupancy	PSF (1)	Property	In Service	for Lease	(in thousands)	Major Tenants
NEW YORK (Continued):
ALEXANDER'S, INC.:
New York:
731 Lexington Avenue, Manhattan
-Office	32.4%	100.0%	$100.81	885,000	885,000	-	$300,000	Bloomberg
-Retail	32.4%	100.0%	177.46	174,000	174,000	-	350,000	Hennes & Mauritz, The Home Depot, The Container Store
	32.4%	100.0%	112.39	1,059,000	1,059,000	-	650,000

Rego Park I, Queens (4.8 acres)	32.4%	100.0%	37.97	343,000	343,000	-	78,246	Sears, Burlington Coat Factory, Bed Bath & Beyond, Marshalls

Rego Park II (adjacent to Rego Park I),
Queens (6.6 acres)	32.4%	98.9%	43.82	609,000	609,000	-	264,162	Century 21, Costco, Kohl's, TJ Maxx, Toys "R" Us

Flushing, Queens (6) (1.0 acre)	32.4%	100.0%	16.53	167,000	167,000	-	-	New World Mall LLC

New Jersey:
Paramus, New Jersey
(30.3 acres ground leased to IKEA	32.4%	100.0%	-	-	-	-	68,000	IKEA (ground lessee)
through 2041)

Property under Development:
The Alexander Apartment Tower,
Rego Park, Queens, NY	32.4%	-	-	255,000	-	255,000	-

Property to be Developed:
Rego Park III (adjacent to Rego Park II),	32.4%	-	-	-	-	-	-
Queens, NY (3.4 acres)

Total Alexander's		99.7%	73.97	2,433,000	2,178,000	255,000	1,060,408

Hotel Pennsylvania:
-Hotel (1,700 Keys)		-	-	1,400,000	1,400,000	-	-

Residential:
50-70 W 93rd Street (326 units)	49.9%	98.1%	-	283,000	283,000	-	63,966

Independence Plaza, Tribeca (1,327 units)
-Residential	50.1%	93.9%	-	1,187,000	1,187,000	-
-Retail	50.1%	80.3%	30.64	51,000	51,000	-		Duane Reade, Food Emporium
				1,238,000	1,238,000	-	550,000

Total Residential		94.7%		1,521,000	1,521,000	-	613,966

Total New York		96.0%	$81.35	30,389,000	29,373,000	1,016,000	$10,252,592

Vornado's Ownership Interest		96.2%	$80.97	23,883,000	23,288,000	595,000	$7,181,509

(1)			Weighted Average Annual Rent PSF excludes ground rent, storage rent, garages and residential.
(2)			Excludes US Post Office leased through 2038 (including four five-year renewal options) for which the annual escalated rent is $11.27 PSF.
(3)			75,000 square feet is leased from the office condo.
(4)

As of September 30, 2015, we own junior and senior mezzanine loans of 85 Tenth Avenue with an accreted balance of $160.0 million.  The junior and senior mezzanine loans bear paid-in-kind interest of 12% and 9%, respectively, and mature in May 2017.  We account for our investment in 85 Tenth Avenue using the equity method of accounting because we will receive a 49.9% interest in the property after repayment of the junior mezzanine loan.  As a result of recording our share of the GAAP losses of the property, the net carrying amount of these loans is $24.3 million on our consolidated balance sheets.

(5)			Excludes the Company's junior and senior mezzanine loans which are accounted for as equity.
(6)			Leased by Alexander's through January 2037.

WASHINGTON, DC SEGMENT
PROPERTY TABLE

			Weighted	Square Feet
			Average			Under Development
	%	%	Annual Rent	Total		or Not Available		Encumbrances
Property	Ownership	Occupancy	PSF (1)	Property	In Service	for Lease		(in thousands)	Major Tenants
WASHINGTON, DC:
Crystal City:
2011-2451 Crystal Drive - 5 buildings	100.0%	93.2%	$43.74	2,325,000	2,325,000	-		$221,406	General Services Administration, Lockheed Martin, Finmeccanica,
									Conservation International, Smithsonian Institution,
									Natl. Consumer Coop. Bank, Council on Foundations,
									Vornado / Charles E. Smith Headquarters, KBR, Scitor Corp.,
									Food Marketing Institute, American Diabetes Association

S. Clark Street / 12th Street - 5 buildings	100.0%	84.3%	37.47	1,547,000	1,547,000	-		57,511	General Services Administration, L-3 Communications,
									The Int'l Justice Mission, Management Systems International

1550-1750 Crystal Drive /	100.0%	86.4%	40.09	1,477,000	1,457,000	20,000	*	39,949	General Services Administration,
241-251 18th Street - 4 buildings									Alion Science & Technologies, Booz Allen,
									Arete Associates, Battelle Memorial Institute

1800, 1851 and 1901 South Bell Street	100.0%	88.7%	39.81	869,000	506,000	363,000	*	-	General Services Administration, Lockheed Martin,
- 3 buildings									University of Phoenix, Inc.

2100 / 2200 Crystal Drive - 2 buildings	100.0%	100.0%	34.05	529,000	529,000	-		-	General Services Administration,
									Public Broadcasting Service

223 23rd Street	100.0%	-	-	147,000	-	147,000	*	-

2001 Jefferson Davis Highway	100.0%	64.7%	35.72	162,000	162,000	-		-	Institute for the Psychology Sciences, VT Aepco, Inc.

Crystal City Shops at 2100	100.0%	96.0%	25.99	80,000	80,000	-		-	Various

Crystal Drive Retail	100.0%	100.0%	48.98	57,000	57,000	-		-	Various

Total Crystal City	100.0%	89.2%	40.09	7,193,000	6,663,000	530,000		318,866

Central Business District:
Universal Buildings	100.0%	96.2%	45.50	686,000	686,000	-		185,000	Family Health International, WeWork
1825-1875 Connecticut Avenue, NW
- 2 buildings

Warner Building - 1299 Pennsylvania	55.0%	86.1%	68.26	616,000	616,000	-		292,700	Baker Botts LLP, General Electric, Cooley LLP,
Avenue, NW									Facebook, Live Nation, APCO Worldwide Inc

2101 L Street, NW	100.0%	99.0%	66.88	380,000	380,000	-		146,911	Greenberg Traurig, LLP, US Green Building Council,
									American Insurance Association, RTKL Associates, DTZ

1150 17th Street, NW	100.0%	91.7%	43.17	241,000	241,000	-		28,728	American Enterprise Institute

Bowen Building - 875 15th Street, NW	100.0%	100.0%	67.58	231,000	231,000	-		115,022	Paul Hastings LLP, Millennium Challenge Corporation

1101 17th Street, NW	55.0%	99.2%	48.10	215,000	215,000	-		31,000	AFSCME, Verto Solutions

1730 M Street, NW	100.0%	80.4%	46.94	203,000	203,000	-		14,853	General Services Administration
(ground leased through 2061)

WASHINGTON, DC SEGMENT
PROPERTY TABLE

				Weighted	Square Feet
				Average			Under Development
	%		%	Annual Rent	Total		or Not Available		Encumbrances
Property	Ownership		Occupancy	PSF (1)	Property	In Service	for Lease		(in thousands)	Major Tenants
WASHINGTON, DC (Continued):
1726 M Street, NW	100.0%		75.0%	$41.23	92,000	92,000	-		$-	Aptima, Inc., Nelnet Corporation

Waterfront Station	2.5%		-	-	675,000	-	675,000	*	-

1501 K Street, NW	5.0%		100.0%	68.65	379,000	379,000	-		-	Sidley Austin LLP, UBS

1399 New York Avenue, NW	100.0%		92.9%	83.71	129,000	129,000	-		-	Bloomberg, Abbott Laboratories, Abbvie US LLC

Total Central Business District			93.0%	56.70	3,847,000	3,172,000	675,000		814,214

Skyline properties:
Skyline Place - 7 buildings	100.0%		39.7%	33.70	2,128,000	2,128,000	-		558,583	General Services Administration, Analytic Services,
										Northrop Grumman, Axiom Resource Management,
										Booz Allen, Deloitte LLP

One Skyline Tower	100.0%		96.8%	33.10	520,000	520,000	-		138,489	General Services Administration

Total Skyline properties	100.0%		51.0%	33.47	2,648,000	2,648,000	-		697,072

Rosslyn / Ballston:
2200 / 2300 Clarendon Blvd	100.0%		93.5%	44.36	638,000	638,000	-		33,750	Arlington County, General Services Administration,
(Courthouse Plaza) - 2 buildings										AMC Theaters
(ground leased through 2062)

Rosslyn Plaza - 4 buildings	46.2%		55.6%	42.10	736,000	514,000	222,000	*	37,635	General Services Administration, Corporate Executive Board,
										Nathan Associates, Inc.

Total Rosslyn / Ballston			83.0%	43.91	1,374,000	1,152,000	222,000		71,385

Reston:
Commerce Executive - 3 buildings	100.0%	`	95.5%	34.12	419,000	400,000	19,000	*	-	L-3 Communications, Allworld Language Consultants,
										BT North America, Applied Information Sciences, Clarabridge Inc.

Rockville/Bethesda:
Democracy Plaza One	100.0%		95.9%	31.80	214,000	214,000	-		-	National Institutes of Health
(ground leased through 2084)

Tysons Corner:
Fairfax Square - 3 buildings	20.0%		71.7%	42.26	559,000	559,000	-		90,000	Dean & Company, Womble Carlyle

Pentagon City:
Fashion Centre Mall	7.5%		97.2%	41.90	818,000	818,000	-		410,000	Macy's, Nordstrom

Washington Tower	7.5%		100.0%	48.47	170,000	170,000	-		40,000	The Rand Corporation

Total Pentagon City			97.7%	43.05	988,000	988,000	-		450,000

Total Washington, DC office properties			83.2%	$43.69	17,242,000	15,796,000	1,446,000		$2,441,537

Vornado's Ownership Interest			82.2%	$42.45	14,093,000	13,430,000	663,000		$1,788,959

WASHINGTON, DC SEGMENT
PROPERTY TABLE

			Weighted	Square Feet
			Average			Under Development
	%	%	Annual Rent	Total		or Not Available		Encumbrances
Property	Ownership	Occupancy	PSF (1)	Property	In Service	for Lease		(in thousands)	Major Tenants
WASHINGTON, DC (Continued):
Residential:
For rent residential:
RiverHouse Apartments - 3 buildings (1,670 units)	100.0%	94.5%	$-	1,802,000	1,802,000	-		$307,710

West End 25 (283 units)	100.0%	98.2%	-	273,000	273,000	-		101,671

220 20th Street (265 units)	100.0%	97.0%	-	269,000	269,000	-		70,335

Rosslyn Plaza - 2 buildings (196 units)	43.7%	95.9%	-	253,000	253,000	-		-

Total Residential		95.3%		2,597,000	2,597,000	-		479,716

Other:
Crystal City Hotel	100.0%	100.0%	-	266,000	266,000	-		-

2221 South Clark Street	100.0%	100.0%	-	171,000	171,000	-		-	WeWork (residential and office)

Met Park / Warehouses - 1 building	100.0%	100.0%	-	129,000	109,000	20,000	*	-

The Bartlett - 1 building	100.0%	-	-	620,000	-	620,000		-	Whole Foods

Other - 3 buildings	100.0%	100.0%	-	11,000	9,000	2,000	*	-

Total Other		100.0%		1,197,000	555,000	642,000		-

Total Washington, DC		85.3%	$43.69	21,036,000	18,948,000	2,088,000		$2,921,253

Vornado's Ownership Interest		84.7%	$42.45	17,745,000	16,440,000	1,305,000		$2,268,675

* We do not capitalize interest or real estate taxes on this space.

(1) Weighted Average Annual Rent PSF excludes ground rent, storage rent, garages and residential.

OTHER
PROPERTY TABLE
			Weighted	Square Feet
			Average			Under Development
	%	%	Annual Rent	Total		or Not Available	Encumbrances
Property	Ownership	Occupancy	PSF (1)	Property	In Service	for Lease	(in thousands)	Major Tenants
555 California Street:
555 California Street	70.0%	98.4%	$66.67	1,504,000	1,504,000	-	$591,306	Bank of America, Dodge & Cox, Goldman Sachs & Co.,
								Jones Day, Kirkland & Ellis LLP, Morgan Stanley & Co. Inc.,
								McKinsey & Company Inc., UBS Financial Services,
								KKR Financial, Microsoft Corporation,
								Fenwick & West LLP

315 Montgomery Street	70.0%	60.4%	50.53	232,000	232,000	-	-	Bank of America, Regus (lease not yet commenced)

345 Montgomery Street	70.0%	100.0%	97.04	64,000	64,000	-	-	Bank of America

Total 555 California Street		93.6%	$66.52	1,800,000	1,800,000	-	$591,306

Vornado's Ownership Interest		93.6%	$66.52	1,260,000	1,260,000	-	$413,914

The Mart:
The Mart, Chicago								Motorola Mobility (guaranteed by Google),
								CCC Information Services, Ogilvy Group (WPP),
								Publicis Groupe (MSL Group, Medicus Group, Razorfish),
								1871, Yelp Inc., Paypal, Inc., Allscripts Healthcare,
								Chicago School of Professional Psychology,
								Innovation Development Institute, Inc., Chicago Teachers Union,
								ConAgra Foods Inc. (lease not yet commenced),
-Office	100.0%	98.9%	$33.34	1,895,000	1,895,000	-		Allstate Insurance Company (lease not yet commenced)
								Steelcase, Baker, Knapp & Tubbs, Holly Hunt Ltd.,
-Showroom/Trade show	100.0%	97.8%	42.49	1,633,000	1,633,000	-		Allsteel Inc., Herman Miller Inc., Knoll Inc., Teknion LLC
-Retail	100.0%	98.0%	44.26	90,000	90,000	-
	100.0%	98.4%	37.69	3,618,000	3,618,000	-	$550,000

Other	50.0%	95.4%	32.13	19,000	19,000	-	34,573

Total The Mart		98.4%	$37.66	3,637,000	3,637,000	-	$584,573

Vornado's Ownership Interest		98.4%	$37.66	3,628,000	3,628,000	-	$567,287

(1)			Weighted Average Annual Rent PSF excludes ground rent, storage rent and garages.

REAL ESTATE FUND
PROPERTY TABLE
				Weighted	Square Feet
				Average			Under Development
	Fund		%	Annual Rent	Total		or Not Available	Encumbrances
Property	Ownership %		Occupancy	PSF (1)	Property	In Service	for Lease	(in thousands)	Major Tenants
VORNADO CAPITAL PARTNERS
REAL ESTATE FUND:
New York, NY:
Lucida, 86th Street and Lexington Avenue
(ground leased through 2082)									Barnes & Noble, Hennes & Mauritz,
- Retail	100.0%		100.0%	$203.81	95,000	95,000	-		Sephora, Bank of America
- Residential	100.0%		89.7%	-	59,000	59,000	-
					154,000	154,000	-	$146,000

11 East 68th Street Retail	100.0%		100.0%	804.81	11,000	8,000	3,000	-	Belstaff, Kent & Curwen

Crowne Plaza Times Square
- Hotel (795 Keys)
- Retail	75.3%	(2)	92.5%	335.32	15,000	15,000	-		Hershey's
- Office	75.3%	(2)	100.0%	36.77	220,000	220,000	-		American Management Association
				55.83	235,000	235,000	-	310,000

501 Broadway	100.0%		100.0%	239.18	9,000	9,000	-	23,000	Capital One

Culver City, CA:
800 Corporate Pointe - 2 buildings	100.0%		57.0%	36.91	243,000	243,000	-	60,094	Meredith Corp., West Publishing Corp., Symantec Corp.,
									Syska Hennessy Group, X Prize Foundation

Miami, FL:
1100 Lincoln Road
- Retail	100.0%		100.0%	148.00	49,000	49,000	-		Anthropologie, Banana Republic
- Theatre				36.45	79,000	79,000	-		Regal Cinema
				79.26	128,000	128,000	-	66,000

Total Real Estate Fund	92.5%		84.5%		780,000	777,000	3,000	$605,094

Vornado's Ownership Interest	27.4%		86.9%		214,000	213,000	1,000	$132,131

(1) Weighted Average Annual Rent PSF excludes ground rent, storage rent, garages and residential.
(2) Vornado's effective ownership through its Real Estate Fund and its co-investment is 33%.

OTHER
PROPERTY TABLE
			Weighted	Square Feet
			Average		In Service		Under Development
	%	%	Annual Rent	Total	Owned by	Owned By	or Not Available	Encumbrances
Property	Ownership	Occupancy	PSF (1)	Property	Company	Tenant (2)	for Lease	(in thousands)	Major Tenants
Other Properties:
New Jersey:
Wayne Town Center, Wayne	100.0%	100.0%	$26.86	650,000	180,000	443,000	27,000	$-	JCPenney, Costco, Dick's Sporting Goods, Nordstrom Rack,
(ground leased through 2064)									24 Hour Fitness

Maryland:
Annapolis
(ground and building leased through 2042)	100.0%	100.0%	8.99	128,000	128,000	-	-	-	The Home Depot

Total Other Properties		100.0%	$23.81	778,000	308,000	443,000	27,000	$-

Vornado's Ownership Interest		100.0%	$23.81	778,000	308,000	443,000	27,000	$-

(1) Weighted Average Annual Rent PSF excludes ground rent, storage rent, garages and residential.
(2) Owned by tenant on land leased from the company.